Exhibit 10.1

FRANKLIN BSP CAPITAL CORPORATION

Subscription Instructions

To subscribe for shares of Series A Convertible Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”), of Franklin BSP Capital Corporation (the “Company”), please:

1.	Complete and sign the attached Subscription Agreement as follows:

•	Execute the signature page to the Subscription Agreement (the “Agreement”).

•	If you are an individual (or the alter-ego of an individual such as an IRA or a revocable grantor trust), complete Exhibit A (Investor Qualification Statement for Individuals). Please note in particular that Part II, Accredited Investor Status, needs to be completed.

•	If you are not an individual (or the alter-ego of an individual such as an IRA or revocable grantor trust), complete Exhibit B (Investor Qualification Statement for Entities). Please note in particular that Part II, Accredited Investor Status, needs to be completed.

•	Complete Exhibit C (Plan Asset Questionnaire).

•	If you are a “United States person” (i.e., if you answer “yes” to question (b)(1) in Part VI of the applicable Investor Qualification Statement), complete, sign and return a Form W-9 (as defined below).

•	If you are not a “United States person” (i.e., if you answer “no” to question (b)(1) in Part VI of the applicable Investor Qualification Statement), complete, sign and return an appropriate Form W-8 (as defined below).

•	Complete and execute Exhibit D, the New Issues Questionnaire.

•	Complete Exhibit E, the Anti-Money Laundering Supplement.

•	Complete Exhibit F, the consent to electronic delivery of tax documents.

•	Complete Exhibit G, the Questionnaire Regarding Status of Subscribers Under Rule 506(d) of Regulation D.

•	If the Subscriber is an IRA, complete Exhibit H, the Additional Representation with Respect to Investment for an IRA and the Trustee/Custodian Acknowledgement.

2.       Send a PDF copy of the executed items described above to Company in care of Benefit Street Partners L.L.C. at the e-mail address below so that the Company may determine whether you are eligible to subscribe for shares of Series A Preferred Stock of the Company:

Email Address:	s.hambelton@benefitsreetpartners.com
and a.davi@benefitstreetpartners.com

Please also send originals of the executed items described above to the attention of Shirley Hambelton at the address listed below:

9 West 57th Street

New York, NY 10019

Please contact Cynthia Bien of Dechert LLP at (202) 261-3431 or Matthew Carter of Dechert LLP at (202) 261-3395 if you have any questions regarding the subscription documents provided or if the Investor Qualification Statement indicates that a prospective investor’s response to a question requires more information. Please contact Shirley Hambelton at Benefit Street Partners L.L.C. at s.hambelton@benefitstreetpartners.com or (212) 715-2813 if you have any questions of a business nature.

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Name of Subscriber: __________________________

FRANKLIN BSP CAPITAL CORPORATION

SUBSCRIPTION AGREEMENT

To:	Franklin BSP Capital Corporation

c/o Benefit Street Partners L.L.C.
9 West 57th Street, Suite 4920
New York, NY 10019
United States of America

Ladies and Gentlemen:

Reference is hereby made to the Confidential Private Placement Memorandum, including the supplement (as amended or supplemented as of the date hereof, the “Memorandum”) related to the private offering of shares of Series A Convertible Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”), of Franklin BSP Capital Corporation, a Delaware corporation (including the predecessor to such entity, the “Company”), which has been previously provided to the undersigned subscriber (the “Subscriber”). Capitalized terms used herein without definition have the meanings set forth in the Memorandum.

The Subscriber hereby agrees as follows:

1.                  Sale and Purchase of Series A Preferred Stock. Subject to acceptance by the Company and the conditions precedent set forth herein, the Subscriber hereby irrevocably offers to subscribe for and agrees to purchase from the Company shares of Series A Preferred Stock (the “Preferred Shares”) with a capital commitment to the Company in the amount (the Subscriber’s “Preferred Stock Commitment”) equal to the amount set forth on the Company’s acceptance of the Subscriber’s subscription (the “Company Acceptance”), which amount shall not exceed the amount of the Subscriber’s requested capital commitment set forth on the Subscriber’s signature page hereto (the “Requested Preferred Stock Commitment”).

The Subscriber should rely exclusively on information contained in the Memorandum, together with reports the Company may file under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), from time to time, in making its investment decision.

2.                  Acceptance by the Company. The Subscriber hereby agrees that the offer is not binding until it is accepted by the Company and that the obligations of the Subscriber hereunder will terminate if this offer is not accepted by the Company on or prior to 180 days after the date hereof. The Subscriber further understands and agrees (a) that this offer shall not be deemed accepted by the Company until and unless the acceptance at the end of this Agreement shall have been executed by the Company and (b) that the Company reserves the right to reject this offer in whole or in part.

3.                  Drawdowns.

3.1.            Subject to Section 1, the Subscriber agrees to purchase Preferred Shares for an aggregate purchase price equal to its Preferred Stock Commitment, payable at such times and in such amounts as required by the Company. The Subscriber shall be required to fund a capital contribution to purchase Preferred Shares (a “Preferred Drawdown Purchase”) each time the Company delivers a notice (the “Preferred Drawdown Notice”) to the Subscriber. Preferred Drawdown Notices shall be delivered at least ten business days prior to the date on which payment will be due (each, a “Preferred Drawdown Date”) and shall set forth the amount, in U.S. dollars, of the aggregate purchase price (the “Drawdown PS Purchase Price”) to be paid by the Subscriber to purchase Preferred Shares on such Preferred Drawdown Date. Each purchase of Preferred Shares pursuant to a Preferred Drawdown Notice will be made at a per share price of $1,000 per Preferred Share (the “Purchase Price”), provided that the Drawdown PS Purchase Price shall be subject to any adjustment required by the Investment Company Act of 1940, as amended (the “Investment Company Act”). Each share of Series A Preferred Stock shall have a liquidation preference equal to $1,000 per share plus all dividends (whether or not authorized or declared) accrued and unpaid thereon. No Subscriber shall be required to invest more than the total amount of its Preferred Stock Commitment.

3.2.            Each Drawdown PS Purchase Price shall be payable in U.S. dollars and in immediately available funds per the wire transfer instructions set forth in such Preferred Drawdown Notice. In addition to the wire transfer instructions, each Preferred Drawdown Notice shall set forth (i) the Preferred Drawdown Date, (ii) the aggregate amount of capital that is being drawn down from all subscribers and (iii) the Subscriber’s share of capital drawn. The delivery of a Preferred Drawdown Notice to the Subscriber shall be the sole and exclusive condition to the Subscriber’s irrevocable and unconditional obligation to pay such Drawdown PS Purchase Price in the amount set forth therein, without any right of offset, reduction, counterclaim or defense.

3.3.            On the Preferred Drawdown Date, the Company shall issue to the Subscriber a number of Preferred Shares equal to the amount of the Drawdown PS Purchase Price funded by the Subscriber on the applicable Preferred Drawdown Date divided by the Purchase Price, which may be adjusted as required by the Investment Company Act. For the avoidance of doubt, the Company shall not issue Preferred Shares for any portion of the Subscriber’s Preferred Stock Commitment that has not been paid to the Company and used to purchase Preferred Shares pursuant to one or more Preferred Drawdown Notices (the “Undrawn Preferred Stock Commitment”).

3.4.            Closings of the Company’s private placement are expected to occur, from time to time, during the twelve month period following the initial closing of the Company’s private placement of Series A Preferred Stock (the “Initial PS Closing Period”), provided that the Board of Directors, in its sole discretion, may extend the Initial PS Closing Period. The Company may draw down Preferred Stock Commitments at any time prior to the closing date of a Liquidity Event (such period, the “Drawdown Period”), unless the Drawdown Period is terminated earlier as a result of a Key Person Event (as defined below).

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After the end of the Drawdown Period, the Company may draw down Preferred Stock Commitments to the extent necessary to: (i) pay Company expenses, including any amounts that may become due under any borrowings or other financings or similar obligations, any indemnity obligations or other liabilities and including expenses under the Administration Agreement or the Investment Advisory Agreement, and/or (ii) complete portfolio investments with respect to which commitments have been made or for which the Company has entered into a letter of intent, memorandum of understanding, written bid letter, written agreement in principle or other binding written agreement as of the end of the Drawdown Period and/or prior to the start of any suspension of the Drawdown Period (including investments that are funded in phases).

Upon occurrence of a Key Person Event, there will be an immediate suspension of the Drawdown Period commencing as of the date of the Key Person Event. If prior to or during the 45 day period following the sending of such written notice (the “Notice Period”) the Key Persons (who are the subject of such Key Person Event) have not been replaced by the Adviser with a Qualified Replacement, the Company shall convene a meeting of the Company’s independent directors to be held no later than 30 days following the expiration of the Notice Period for the purpose of determining whether the Drawdown Period shall be continued (the “Key Person Meeting”). If a majority of the Company’s independent directors vote in favor of the proposal to continue the Drawdown Period, including by approving Qualified Replacements recommended by the Adviser, the Drawdown Period shall be reinstated and continued, effective as of the date of the Key Person Meeting, and the Subscriber and Other PS Subscribers (as defined below) will be obligated to fund capital contributions to purchase shares of Series A Preferred Stock as if a Key Person Event had never occurred. Otherwise, the Drawdown Period shall be deemed to have terminated as of the date of the Key Person Meeting, and the Company may draw down Preferred Stock Commitments only to the extent necessary to: (i) pay Company expenses, including any amounts that may become due under any borrowings or other financings or similar obligations, any indemnity obligations or other liabilities and including expenses under the Administration Agreement or Investment Advisory Agreement, and/or (ii) complete portfolio investments with respect to which commitments have been made or for which the Company has entered into a letter of intent, memorandum of understanding, written bid letter, written agreement in principle or other binding written agreement as of the end of the Drawdown Period and/or prior to the start of any suspension of the Drawdown Period (including investments that are funded in phases).

A “Key Person Event” will occur if, during the Drawdown Period, any three of Thomas J. Gahan, Michael E. Paasche, Blair D. Faulstich, Larry Zimmerman and David Manlowe, or their respective Qualified Replacements (such persons collectively, the “Key Persons”), cease to be actively involved in and devoting sufficient time to the business and affairs of the Company and the other investment vehicles managed by Benefit Street Partners L.L.C. and its affiliates as deemed reasonably necessary by the Adviser. The Company will send written notice of the Key Person Event to the Company’s stockholders within ten business days of such occurrence.

“Qualified Replacement” means a senior investment professional selected by the Adviser and approved by either (i) a majority of the independent directors of the Company or (ii) the holders of a majority of the outstanding shares of the Company’s common stock.

3.5.            For the avoidance of doubt, upon the closing of an initial public offering (“IPO”) or a listing of shares of the Company’s common stock on a national securities exchange (“Exchange Listing”), the Subscriber will be released from any further obligation to purchase additional Preferred Shares with respect to any undrawn Preferred Stock Commitment

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3.6.            The Subscriber acknowledges and agrees that the Company intends to request capital contributions from all subscribers with an Undrawn Preferred Stock Commitment pro rata in accordance with the Preferred Stock Commitments of all subscribers with Undrawn Preferred Stock Commitments; provided that the Company shall retain the right to require the Subscriber (i) to fund a Drawdown PS Purchase Price that is more or less than its pro rata share or (ii) to fund a Drawdown PS Purchase Price (but not require other purchasers of Series A Preferred Stock pursuant to separate subscription agreements (“Other PS Subscribers”) to do so), in either case, in the sole discretion of the Company, including if it is necessary or appropriate, as determined by the Company in its sole discretion, to avoid a violation of, or noncompliance with, any law or regulation to which Subscriber, the Company, the Adviser, any Other PS Subscriber, any common stockholder of the Company, or a portfolio company of the Company would be subject, or for other regulatory reasons. The Subscriber acknowledges and agrees that the Company may, if determined by the Company in its sole discretion, from time to time require capital contributions from Other PS Subscribers and not the Subscriber, including (i) if, in the sole discretion of the Company, there is a substantial likelihood that the Subscriber’s capital contribution at such time would result in a violation of, or noncompliance with, any law or regulation to which such Subscriber, the Company, the Adviser, the Administrator, any Other PS Subscriber, any common stockholder of the Company, or a portfolio company of the Company would be subject, and (ii) in order to attempt to avoid the assets of the Company being treated as plan assets for purposes of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). Accordingly, Preferred Drawdown Notices may be issued only to selected subscribers (including or excluding the Subscriber) from time to time and require a purchase of Preferred Shares by such investors in amounts determined by the Company in its sole discretion.

In the event that the Company enters into subscription agreements with the Subscriber or Other PS Subscribers after the initial closing of the Company’s private placement of Series A Preferred Stock, each such subscriber may be required to make purchases of Preferred Shares (each, a “Catch-up Purchase”) on one or more dates to be determined by the Company. The aggregate purchase price of the Catch-up Purchases will be equal to an amount necessary to ensure that, upon payment of the aggregate purchase price, such subscriber will have contributed the same percentage of its Preferred Stock Commitment to the Company as all subscribers whose subscriptions were accepted at previous closings.

4.                  Pledging.

4.1.            Without limiting the generality of the foregoing, the Subscriber specifically agrees and consents that the Company may, at any time, without further notice to or consent from the Subscriber (except to the extent otherwise provided in this Agreement), grant security over and, in connection therewith, transfer its right to draw down Preferred Stock Commitments from the Subscriber pursuant to Section 3, and the Company’s right to receive the Drawdown PS Purchase Price (and any related rights of the Company), to lenders or other creditors or holders of other obligations or guarantees of the Company (each, a “Lender”), in connection with any indebtedness, guarantee or surety of the Company (such right of the Company with respect to the Subscriber and Other PS Subscribers, collectively, the “Assigned Rights”); provided that, for the avoidance of doubt, any such grantee’s right to draw down Preferred Stock Commitments shall be subject to the limitations on the Company’s right to draw down Preferred Stock Commitments pursuant to Section 3; provided, further, that, for the avoidance of doubt, the Company may exclude from such Assigned Rights all or a portion of the Assigned Rights of Subscriber and/or any Other PS Subscribers that are officers or directors of the Company and certain other persons, to the extent restricted under, or considered by the Board to be necessary or desirable to facilitate compliance with, applicable laws or regulations, including ERISA, the Investment Company Act and the Sarbanes-Oxley Act of 2002, as amended. Other than the obligation to fund Preferred Stock Commitments in accordance with the terms hereof, the Subscriber shall have no liability or obligation to any such lender.

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4.2.            In furtherance of Section 4.1 and without limiting the generality of the foregoing, the Subscriber specifically agrees and consents that the Company may, in each case subject to such other conditions as the Company may reasonably determine, (i) authorize any Lender, including any agent or trustee acting on their behalf, as agent and on behalf of the Company, or in such other capacity as the Company may specify (A) to exercise from time to time Assigned Rights, (B) to issue Preferred Drawdown Notices and to require all or any portion of Subscriber’s Undrawn Preferred Stock Commitment to be contributed to the Company for purposes of paying such funds to a Lender, including by payment to an account or accounts pledged to a Lender, (C) to exercise any right or remedy of the Company under this Agreement in respect of any Assigned Rights or in respect of any Preferred Drawdown Notice, capital contributions or Undrawn Preferred Stock Commitment, and (D) to enforce obligations of the Subscriber and the Other PS Subscribers under their respective Subscription Agreements, and (ii) take any other action the Company reasonably determines to be necessary for the purpose of providing such Assigned Rights (collectively, clauses (i) and (ii), the “Lender Powers”); provided that any exercise of such Lender Powers with respect to Subscriber shall be made in accordance with this Agreement. In addition, with Subscriber’s prior consent, the Company is hereby authorized to provide to any Lender, including any agent or trustee acting on their behalf, this Subscription Agreement. Subscriber hereby agrees to cooperate with the Company in order to provide any Lenders, including any agent or trustee acting on their behalf, with such information, documentation and representations as reasonably and customarily required from time to time so as to permit such Lender to evaluate and comply with any legal, regulatory and tax requirements applicable to the Lender in connection with any indebtedness, guarantee or surety of the Company, provided, that, except as set forth above, Subscriber shall not be required to provide any non-public information to any Lender, including any agent or trustee acting on their behalf.

4.3.            To facilitate the Company’s ability to incur and maintain borrowings or other financings or similar obligations and to otherwise make available Assigned Rights and/or the right to exercise any Lender Power for such borrowings or other financings or similar obligations, the Subscriber acknowledges and agrees that: (i) in the event of a failure by Subscriber or any Other PS Subscriber to pay all or any portion of the purchase price due from Subscriber or such Other PS Subscriber, as applicable, on any Preferred Drawdown Date, in addition to the Lender Powers, the related creditor or lender may issue additional Preferred Drawdown Notices in order to make up any deficiency caused by the failure to fund the Drawdown PS Purchase Price and Subscriber’s ownership in the Company may be diluted as a result, provided that, for the avoidance of doubt, Subscriber shall not be required to fund more than its Undrawn Preferred Stock Commitments, (ii) its obligation to fund Preferred Drawdown Notices pursuant to Section 3 is irrevocable, and shall be without setoff, counterclaim or defense, including any defense under Section 365(c) of the U.S. Bankruptcy Code, and (iii) it has received full and adequate consideration on the date hereof for its subscription for the Preferred Shares, and any defense of non-consideration or similar defenses for its subscription are hereby irrevocably waived, whether in bankruptcy, insolvency, receivership or similar proceedings or otherwise, including any failure or inability of the Company to issue Preferred Shares or for any such Preferred Shares to have positive value.

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4.4.            Notwithstanding anything herein to the contrary, any lender or other person granted a lien with respect to any of the Assigned Rights and/or the right to exercise any Lender Power shall be an express third-party beneficiary of this Agreement and shall be entitled to enforce the provisions of this Section 4.

5.                  Power of Attorney. By executing this Agreement, the Subscriber hereby irrevocably makes, constitutes and appoints the Company and each of the officers of the Company, with full power of substitution, its true and lawful attorney-in-fact, in its name, place and stead for its use and benefit, to approve, execute, acknowledge, swear to, file and record:

(a)	any and all filings required to be made by the Subscriber under the Investment Company Act or the Exchange Act with respect to any of the Company’s securities that may be deemed to be beneficially owned by the Subscriber under the Exchange Act;

(b)	all certificates and other instruments deemed advisable by the Company in order for the Company to enter into any borrowing or other financing arrangement;

(c)	all certificates and other instruments deemed advisable by the Company to comply with the provisions of this Agreement and applicable law or regulation to permit the Company to continue as a business development company;

(d)	all conveyances and other instruments necessary or appropriate to effect the dissolution and liquidation of the Company;

(e)	all other instruments or papers not inconsistent with the terms of this Agreement that may be required by law to be filed on behalf of the Company; and

(f)	any amendment or modification to any of the foregoing and all other certificates, instruments and documents which said attorney-in-fact determines in its sole discretion are necessary or desirable to effectuate the provisions of this Agreement or any other subscription agreements and the purposes of the Company.

It is expressly acknowledged by the Subscriber that the foregoing power of attorney is irrevocable and is coupled with an interest and shall survive and be unaffected by any subsequent disability, death or legal incapacity of the Subscriber (or if the Subscriber is a corporation, trust, association, limited liability company or other legal entity, by the dissolution or termination thereof). Such power of attorney may be exercised by said attorney-in-fact either by signing separately as attorney-in-fact for each of the Subscribers or by listing all the Subscribers with a single signature as attorney-in-fact for all of them. Such power of attorney shall survive the termination or dissolution of the Subscriber or the assignment of its interest in the Company; provided, however, that such power of attorney shall so survive only to the extent necessary to enable said attorney-in-fact to effect substitution (if approved by the Company) of the Subscriber’s successor-in-interest. The Subscriber hereby waives any and all defenses which may be available to contest, negate or disaffirm the actions of said attorney-in-fact taken in good faith under such power of attorney.

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This power of attorney shall not supersede the terms of this Agreement or any written agreement between the Company and the Subscriber, nor is it to be used to deprive the Subscriber of its rights as a stockholder, and is intended only to provide a simplified system for execution of documents. The Subscriber shall execute and deliver to the Company, within five days after the receipt of a request therefor, such confirmatory powers of attorney as the Company may request.

6.                  Remedies Upon Drawdown PS Purchase Price Default. In the event that the Subscriber fails to pay all or any portion of the Drawdown PS Purchase Price due from the Subscriber on any Preferred Drawdown Date (such amount, together with the amount of the Subscriber’s Undrawn Commitment, a “Defaulted Commitment”) and such default remains uncured for a period of 30 days, then the Company shall be permitted to declare the Subscriber to be in default on its obligations under this Agreement (in such capacity, a “Defaulting PS Subscriber” and, collectively with any Other PS Subscribers declared to be in default, the “Defaulting PS Stockholders”) and shall be permitted to pursue one or any combination of the following remedies:

6.1.            Participation in Future Drawdowns. The Company may prohibit the Defaulting PS Subscriber from purchasing additional Preferred Shares on any future Preferred Drawdown Date.

6.2.            Forfeiture of Preferred Shares. 50% of the Preferred Shares then held by the Defaulting PS Subscriber may be converted into shares of common stock of the Company in accordance with the terms of the Preferred Shares and automatically forfeited and transferred on the books of the Company to other holders of the Company’s common stock (other than the Defaulting PS Subscriber and any other Defaulting PS Stockholders), pro rata in accordance with their respective number of shares of Company common stock held; provided that no shares of common stock shall be transferred to any stockholders of the Company pursuant to this Section 6.2 in the event that such transfer would (i) violate the U.S. Securities Act of 1933, as amended (the “Securities Act”), the Investment Company Act or any state (or other jurisdiction) securities or “blue sky” laws applicable to the Company or such transfer, (ii) constitute a non-exempt “prohibited transaction” under Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or (iii) cause all or any portion of the assets of the Company to constitute “plan assets” under ERISA or Section 4975 of the Code (the “Default Remedy Limitations”) (it being understood that this proviso shall operate only to the extent necessary to avoid the occurrence of the consequences contemplated herein and shall not prevent any Other PS Subscriber from receiving a partial allocation of its pro rata portion of Preferred Shares); and provided, further, that any Preferred Shares that have not been transferred to one or more Other PS Subscribers pursuant to the previous proviso shall be allocated among the participating Other PS Subscribers pro rata in accordance with their respective number of Preferred Shares held, provided that the Company retains the right to make non-pro-rata transfers for any reason in the Company’s sole discretion, including, without limitation, if the Company determines that it is necessary or advisable in light of applicable legal, tax, regulatory and other considerations. The mechanism described in this Section 6.2 is intended to operate as a liquidated damage provision since the damage to the Company and the Other PS Subscribers resulting from a default by the Defaulting PS Subscriber is both significant and not easily susceptible to precise quantification. By entry into this Agreement, the Subscriber agrees to this Section 6.2 and acknowledges that the automatic transfer of 50% of its Preferred Shares constitutes a reasonable liquidated damages remedy for any default of the Subscriber’s obligations to fund a Drawdown PS Purchase Price.

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6.3.            Inability to Vote. To the maximum extent permitted by applicable law, the Defaulting PS Subscriber hereby makes, constitutes and appoints the Company with full power of substitution, its true and lawful proxy to exercise all voting and other rights of such Defaulting PS Subscriber with respect to the Preferred Shares, at every annual, special or adjourned meeting of the stockholders of the Company and in every written consent in lieu of such meeting in exact proportion to the votes or consents cast by holders of Series A Preferred Stock other than Defaulting PS Stockholders or, in the absence of any such stockholders, in the discretion of the proxy.

6.4.            Other Remedies. The Company may pursue any other remedies against the Defaulting PS Subscriber available to the Company at law or in equity. No course of dealing between the Company and any Defaulting PS Stockholder and no delay in exercising any right, power or remedy conferred in this Section 6 or now or hereafter existing at law or in equity or otherwise shall operate as a waiver or otherwise prejudice any such right, power or remedy. In addition to the foregoing, the Company may in its discretion institute a lawsuit against the Defaulting PS Subscriber for specific performance of its obligation to pay any Drawdown PS Purchase Price and any other payments to be made by the Defaulting PS Subscriber pursuant to this Agreement and to collect any overdue amounts hereunder. Notwithstanding any other provision of this Agreement, the Subscriber agrees (i) to pay on demand all costs and expenses (including attorneys’ fees) incurred by or on behalf of the Company in connection with the enforcement of this Agreement against the Subscriber sustained as a result of any default by the Subscriber and (ii) that any such payment shall not constitute payment of a Drawdown PS Purchase Price or reduce the Subscriber’s Preferred Stock Commitment.

The Subscriber agrees that this Section 6 is solely for the benefit of the Company and shall be interpreted by the Company against the Defaulting PS Subscriber in the discretion of the Company. The Subscriber further agrees that the Subscriber cannot and will not seek to enforce this Section 6 against the Company or any other investor in the Company.

7.                  Representations and Warranties of the Subscriber. The Subscriber hereby represents and warrants to, and agrees with, the Company, the Adviser and the Administrator as follows:

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7.1.            Authorization of Purchase; etc. The Subscriber has the full power and authority to execute, deliver and perform this Agreement and to subscribe for and purchase the Preferred Shares. The Subscriber, if the Subscriber is an individual, is at least 21 years of age; and if the Subscriber is not an individual the Subscriber is duly organized, formed or incorporated, as the case may be, and validly existing, and to the extent applicable, in good standing, under the laws of its jurisdiction of organization, formation or incorporation. The Subscriber’s purchase of the Preferred Shares and its execution, delivery and performance of this Agreement have been authorized by all necessary corporate or other action on its behalf, and this Agreement is the legal, valid and binding obligations of the Subscriber, enforceable against the Subscriber in accordance with their respective terms.

7.2.            Compliance with Laws and Other Instruments. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the performance of the Subscriber’s obligations hereunder will not conflict with, or result in any violation of or default under, any provision of any charter, bylaws, trust agreement, partnership agreement or other governing instrument applicable to the Subscriber, or any agreement or other instrument to which the Subscriber is a party or by which the Subscriber or any of its properties are bound, or any permit, franchise, judgment, decree, statute, order, rule or regulation applicable to the Subscriber or any of the Subscriber’s business or properties.

7.3.            The Memorandum, etc. The Subscriber has been furnished with a copy of the Memorandum, and has read it and understands the risks of, and the other considerations relating to, the purchase of the Preferred Shares and the ownership of shares of common stock of the Company upon the conversion of such Preferred Shares in accordance with their terms, including, without limitation, the investment considerations set forth under the captions “Risk Factors,” “Conflicts of Interest” and “Description of the Series A Preferred Stock—Conversion” in the Memorandum. In addition, the Subscriber understands and acknowledges that the Company can borrow and the risks related to the leverage utilized within the Company, as described in the Memorandum. The Subscriber is purchasing the Preferred Shares relying solely on the information contained in the Memorandum, and not on any other statement or information (whether oral or written) with respect to the offering of Series A Preferred Stock made by the Company, the Adviser, the Administrator or any officer, director, employee, owner, member, representative, agent, consultant or affiliate of any of them. Neither the Company nor any other person acting on the Company’s behalf offered to sell the Subscriber Preferred Shares by means of any form of general solicitation or advertising, such as media advertising or public seminars.

7.4.            Access to Information. The Subscriber has been provided an opportunity to ask questions of, and has received answers thereto satisfactory to the Subscriber from, the Company and its representatives regarding the terms and conditions of the offering of Series A Preferred Stock, and the Subscriber has obtained all additional information requested by it of the Company and its representatives to verify the accuracy of all information furnished to the Subscriber regarding the offering of the interests. With respect to the tax, ERISA and other considerations related to this investment, the Subscriber has relied only on the advice of its own professional advisers.

7.5.            Evaluation of and Ability to Bear Risks. The Subscriber has such knowledge and experience in financial affairs that it is capable of evaluating the merits and risks of purchasing the Preferred Shares. The Subscriber has previously invested in private placement securities and is familiar with the characteristics and risks associated with such investments. The Subscriber’s financial and cash liquidity situation is such that it can afford to bear the economic risk of holding the Preferred Shares for an indefinite period of time, and can afford to suffer the complete loss of the Subscriber’s entire investment in the Preferred Shares.

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7.6.            Purchase for Investment. The Subscriber is acquiring the Preferred Shares for its own account or for a separate account maintained by it or for the account of a single pension or trust fund, in each case for investment purposes only and not with a view to, or for resale in connection with, any distribution of all or any part of the Preferred Shares or the shares of common stock of the Company received by Subscriber upon a conversion (the Preferred Shares together with such shares of common stock, the “Acquired Securities”), and Subscriber does not have any contract, undertaking or arrangement with any person or entity to sell, transfer or grant a participation with respect to the Acquired Securities and no one other than the Subscriber has any interest in or any right to acquire the Acquired Securities. The Subscriber hereby agrees that it will not, directly or indirectly, transfer all or any part of the Acquired Securities (or solicit any offers to acquire all or any part of the Preferred Shares) except in accordance with (a) the registration provisions of the Securities Act, and any applicable state securities laws or an exemption from such registration provisions, and (b) any applicable non-U.S. securities laws. The Subscriber understands that it must bear the economic risk of an investment in the Acquired Securities for an indefinite period of time because, among other reasons, the offering and sale of the Preferred Shares have not been registered under the Securities Act and, therefore, the Preferred Shares cannot be sold unless they are subsequently registered under the Securities Act or any state securities laws or an exemption from such registration is available. In addition, the Subscriber acknowledges that, to the extent the Company has an IPO or Exchange Listing, it will be subject to a lock-up period (the “Lock-up Period”) for the transfer of Acquired Securities, including if the Preferred Shares are converted into shares of common stock of the Company after such IPO or Listing, that will extend up to six months following the IPO or Exchange Listing, as applicable, in each case, on the same terms as the lock-up period applicable to insiders and other stockholders of the Company holding at least 66,667 shares of Common Stock. Prior to the expiration of the Lock-up Period, the Subscriber may not transfer the Acquired Securities or its Preferred Stock Commitments. The Subscriber also understands that transfers of the Acquired Securities may be restricted by applicable non-U.S. securities laws.

7.7.            Certain ERISA Matters. Subscriber represents that the Preferred Shares are not being acquired for the account of a pension plan or trust fund.

The Subscriber acknowledges that it is currently intended that the assets of the Company will not be treated as plan assets (i.e., less than 25% of each class of the Company’s equity interests will be held by Benefit Plan Investors, as defined below) and that the Company’s authority to redeem or transfer any Preferred Shares includes the authority to require the redemption or transfer of all or some of the Preferred Shares held by any Benefit Plan Investor or any other stockholder if the continued holding of such Preferred Shares, in the reasonable opinion of the Company, could result in the Company being subject to Part 4 of Subtitle B of Title I of ERISA or Section 4975 of the Code or similar law. Further, the Subscriber hereby acknowledges and agrees that, at any time when the assets of the Company are not deemed to be plan assets, the Adviser is not a “fiduciary” under ERISA or Section 4975 of the Code with respect to any assets of the Subscriber invested in the Company.

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Subscriber represents that the Preferred Shares are not being and will not be acquired with the assets of a “benefit plan investor” within the meaning of Section 3(42) of ERISA, which includes (i) any “employee benefit plan” as defined in Section 3(3) of ERISA that is subject to Part 4 of Subtitle B of Title I of ERISA, (ii) any “plan” as defined in Section 4975(e) of the Code that is subject to Section 4975 of the Code, and (iii) any entity whose underlying assets include “plan assets” (within the meaning of Section 3(42) of ERISA) by reason of investment by plans described in clause (i) or (ii) in the entity. If the Subscriber is an IRA, the Subscriber has executed the Additional Representation with Respect to Investment for an IRA and the trustee or custodian has executed the corresponding acknowledgement, in each case, contained in Exhibit H.

Subscriber represents that the Preferred Shares are not being and will not be acquired with the assets of an entity subject to any other law which is, to a material extent, similar to Part 4 of Subtitle B of Title I of ERISA or Section 4975 of the Code, and the Subscriber represents that: (a) such acquisition will not cause the assets of the Company to be subject to any federal, state, local, non-U.S. or other law or regulation that is similar to Part 4 of Subtitle B of Title I of ERISA or Section 4975 of the Code, and (b) the Subscriber (i) has been informed of and understands the investment objectives and policies of, and the investment strategies that may be pursued by, the Company, (ii) has given appropriate consideration to the facts and circumstances relevant to the investment in the Company and has determined that such investment complies with any applicable legal requirements and (iii) will be solely responsible for ensuring that such investment continues to so comply.

7.8.            Certain Tax Matters. The Subscriber agrees, represents and warrants that:  (i) the Subscriber is purchasing the Preferred Shares for its own account and is the sole beneficial owner thereof for U.S. federal income tax purposes; (ii) the Subscriber is not a disregarded entity for U.S. federal income tax purposes; (iii) either (1) the Subscriber is not, for U.S. federal income tax purposes, a partnership, trust, estate or “S Corporation” as defined in the Code (in each case a “Pass-Through Entity”), or (2) the Subscriber is, for U.S. federal income tax purposes, a Pass-Through Entity, and within the meaning of Treasury Regulations Section 1.7704-1 (A) it is not a principal purpose of the use of the tiered arrangement involving the Subscriber to permit the Company to satisfy the 100-partner limitation described in Treasury Regulations Section 1.7704-1(h)(1)(ii) and (B) at no time during the term of the Company will substantially all of the value of a beneficial owner’s interest in the Subscriber (directly or indirectly) be attributable to the Subscriber’s ownership of the Preferred Shares; and (iv) the Subscriber has not transferred and will not transfer the Preferred Shares on or through (x) an established securities market or (y) a secondary market or the substantial equivalent thereof, all within the meaning of Section 7704(b) of the Code.

The Subscriber understands that the Company has filed an election to be treated as a business development company under the Investment Company Act and intends to elect or has elected to be treated as a “regulated investment company” within the meaning of Section 851 of the Code for U.S. federal income tax purposes. Pursuant to these elections, the Subscriber shall be required to furnish certain information to the Company as required under U.S. Treasury Regulation §1.852-6(a) and other regulations. If the Subscriber is unable or refuses to provide such information directly to the Company, the Subscriber understands that it shall be required to include additional information on its income tax return as provided in U.S. Treasury Regulation § 1.852-7.

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7.9.            Investor Qualification Statement. The answers, statements and information set forth in the Investor Qualification Statement attached hereto as Exhibit A or Exhibit B, as applicable, the Plan Asset Questionnaire attached hereto as Exhibit C, the New Issues Questionnaire attached hereto as Exhibit D, the Anti-Money Laundering Supplement attached hereto as Exhibit E, and the Questionnaire Regarding Status of Subscribers Under Rule 506(d) of Regulation D attached here to as Exhibit G which have been completed and delivered by the Subscriber as part of this Agreement, are true, correct and complete, and the Subscriber agrees to notify the Company immediately upon becoming aware that any of the answers, statements or information contained therein or elsewhere in this Agreement were untrue at the time they were made. The Subscriber hereby represents, warrants and agrees that it has completed each of Exhibit A through Exhibit G, unless in the case of Exhibit A or Exhibit B, such Exhibit is not applicable to the Subscriber. If the subscription is not accepted, payment, if any, will be returned without deduction or interest.

The Subscriber understands that, based in part on the representations and warranties of the Subscriber, (i) the offering and sale of the Preferred Shares will not be registered under the Securities Act or the securities laws of any U.S. state or other jurisdiction. The Subscriber represents and warrants that it is an “accredited investor,” as defined in Regulation D under the Securities Act. The Subscriber is, with respect to the Company, one person within the meaning of Rule 12g5-1 under the Exchange Act. The Subscriber’s form of holding its interest in the Company is not used primarily to circumvent the provisions of Section 12(g) or Section 15(d) of the Exchange Act.

The Subscriber is not subject to any conviction, order, judgment, decree, suspension, expulsion, bar, injunction, investigation or proceeding, and has not filed or been named in a registration statement or Regulation A offering statement, such that the Company (i) would be unable to rely on Rule 506 of Regulation D under the Securities Act or (ii) would be required to make disclosures under Rule 506(d) or 506(e) of Regulation D under the Securities Act, in each case assuming the Subscriber were to own, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, twenty percent (20%) or more of the outstanding voting equity securities of the Company, calculated on the basis of (1) voting power, which includes the power to vote, or to direct the voting of, such securities; and/or (2) investment power, which includes the power to dispose, or to direct the disposition of, such securities (a “Rule 506 Bad Actor”).

If at any time during the term of the Company the Subscriber is no longer in compliance with any of its representations, warranties and acknowledgments contained herein (including, without limitation, the answers, statements and information set forth in this paragraph, in the Subscriber’s Investor Qualification Statement, Plan Asset Questionnaire, New Issues Questionnaire, Anti-Money Laundering Supplement, Questionnaire Regarding Status of Subscribers Under Rule 506(d) of Regulation D, or any tax-related form or representation provided to the Company), the Subscriber shall so advise the Company promptly in writing.

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In the event any tax-related form previously provided by the Subscriber becomes incorrect or obsolete, the Subscriber will promptly inform the Company and execute and deliver to the Company updated applicable forms. The Subscriber acknowledges that the Company is relying on the information, statements and responses set forth in this Agreement (including, without limitation, the Investor Qualification Statement, the Plan Asset Questionnaire, the New Issues Questionnaire, Anti-Money Laundering Supplement and Questionnaire Regarding Status of Subscribers Under Rule 506(d) of Regulation D attached hereto) in deciding whether to accept the Subscriber’s subscription for the Preferred Shares and will continue to rely on such information, statements and responses on an on-going basis in managing the investments and affairs of the Company.

7.10.        Additional Information. The Subscriber (i) acknowledges that in view of developments in the law and applicable regulations, or other circumstances, the Company, the Administrator or the Adviser may require additional information from the Company’s stockholders to facilitate or confirm compliance with or qualification for an exemption from the requirements of ERISA, Section 4975 of the Code, or any applicable similar law, and (ii) agrees to provide additional information and representations reasonably requested by the Company, the Administrator or the Adviser from time to time to determine whether the assets of the Company include assets subject to Part 4 of Subtitle B of Title I of ERISA, Section 4975 of the Code or any similar law and in order to comply with such laws, all as determined by the Company. The Subscriber acknowledges that the Company, the Administrator, and the Adviser will rely on the information and representations given by the Subscriber, including those set forth herein and those that may hereafter be given, in determining whether assets of the Company include assets subject to ERISA, Section 4975 of the Code, or any similar law and in complying with such laws.

7.11.        Certain Foreign Investor Matters.

(a)	The Subscriber understands and acknowledges that the Company has taken reasonable steps to comply with the law and practice governing the marketing and offering of fund interests and/or securities in the Subscriber’s home jurisdiction (the “Jurisdiction”) which may be relevant to the offering of the Preferred Shares. The Subscriber has taken professional advice to confirm or is otherwise satisfied that there is no rule of law and/or practice in the Jurisdiction (a) that would preclude the Subscriber from participating in the offering of the Preferred Shares and subscribing for Preferred Shares and (b) to the reasonable knowledge of the Subscriber, with which the Company has not complied to enable it to market and offer the Preferred Shares to the Subscriber lawfully or otherwise give the Subscriber the right to (i) claim rescission from, (ii) claim any award for damages with respect to or (iii) seek any similar remedies with respect to this Agreement or any other agreement relating to the Company.

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(b)	The Subscriber is not purchasing the Preferred Shares via a “public offering” as defined in paragraph 1 of Article 7 of the R.O.C. Securities and Exchange Act, or general advertising in Taiwan, Republic of China (“R.O.C.”) or in any other jurisdiction, and none of the Subscriber’s funding sources is within the territory of Taiwan, R.O.C., and the Subscriber specifically represents and warrants to the Company, the Adviser and the Administrator that (1) it has a pre-existing relationship with the Company, the Adviser, and/or any officer, director, employee, owner, member, representative, agent, consultant or affiliate of any of them (the “Group”), (2) it has received information relating to the sale of the Preferred Shares solely as a result of the Subscriber’s own requests for such information, (3) the Subscriber has not been solicited or contacted by any of the Group through any general advertising or public inducement by means of public announcement, advertisement, broadcast, video/teletext, internet advertising, letter, telephone calls, presentation, seminars or other public communications and (4) the Subscriber has not been introduced by any third party in relation to the sale of the Preferred Shares where such third party has engaged in the activities described in (1) – (3) above. The Subscriber represents and warrants that it is a qualified investor under the ruling issued by the Republic of China Securities and Futures Bureau, Financial Supervisory Commission under the Securities Investment Trust and Consulting Act and the Rules Governing Offshore Funds. The Subscriber represents and warrants that, to the extent applicable, it has complied with all applicable foreign investment and foreign exchange laws and regulations of Taiwan in connection with its investment in the Company, and will comply with any and all reporting requirements to be made after its investment in the Company after the date hereof, to the extent necessary.

7.12.        Regulation S Matters. If the Subscriber has indicated in response to Part IV in Exhibit A or Part VII in Exhibit B that it is not a “U.S. Person/Resident” (as set forth in Regulation S promulgated under the Securities Act (as modified by related guidance of the U.S. Securities and Exchange Commission) and defined below), then the Subscriber hereby represents and warrants to, and agrees with the Company and the Adviser as follows:

(a)	The Subscriber is not, and is not acquiring the Preferred Shares for the account of or benefit of, directly or indirectly, a “U.S. Person/Resident” as defined in Part IV in Exhibit A and Part VII in Exhibit B.

(b)	The Subscriber is acquiring the Preferred Shares as principal for investment only and not with a view to, or for, resale, distribution or fractionalization or syndication thereof, in whole or in part, and, in particular, it has no intention to distribute either directly or indirectly any of the Preferred Shares in the United States (as defined in Regulation S) or to “U.S. Persons/Residents” (as defined in Part IV in Exhibit A and Part VII in Exhibit B).

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(c)	The offer of the Preferred Shares was not made to the Subscriber in the United States and was made pursuant to an “offshore transaction” (as defined in Regulation S), including that it has both received the Memorandum, and any supplements or amendments thereto, and executed this Agreement outside the United States (as defined in Regulation S).

(d)	The Subscriber has not acquired the Preferred Shares as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S) in the United States in respect of any of the Preferred Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Preferred Shares.

(e)	The Subscriber agrees only to resell or otherwise transfer its Preferred Shares in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration, and agrees that the Company may refuse any transfer of Preferred Shares not made in accordance with Regulation S.

(f)	The Subscriber agrees not to engage in hedging transactions with regard to the Preferred Shares unless in compliance with the Securities Act.

7.13.        Bank Holding Company Act Matters. Each Subscriber represents and warrants that except as indicated in Part IX(a) in Exhibit B it is not (and is not subscribing for the benefit of) (i) a bank holding company, a savings and loan holding company, a non-U.S. bank subject to the U.S. Bank Holding Company Act of 1956, as amended (the “BHC Act”), pursuant to the U.S. International Banking Act of 1978, as amended, or (ii) an “affiliate” as defined in the BHC Act or Regulation Y promulgated by the Board of Governors of the Federal Reserve System (“BHC Affiliate”) of any such bank holding company, savings and loan holding company or non-U.S. bank (each, a “BHC Partner”). Each BHC Partner and BHC Affiliate represents and warrants that it is eligible to invest in the Company under the BHC Act.

8.            Privacy Statement/Certain Dislosures. The Subscriber acknowledges receipt of the Privacy Statement attached hereto as Appendix I. The Subscriber acknowledges and agrees that in connection with the services provided to the Company, its personal data may be transferred and/or stored in various jurisdictions in which the Company, the Adviser, the Administrator and/or each of their affiliates have a presence, including to jurisdictions that may not offer a level of personal data protection equivalent to the Subscriber’s country of residence. Furthermore, the Subscriber agrees that the Company, the Administrator or the Adviser may disclose the Subscriber’s personal data to each other, to any affiliate, to any other service provider to the Company (including banks and/or brokers of the Company), to any investment vehicle (including its administrator) that the Company may invest or to any regulatory body in any applicable jurisdiction to which any of the Company, the Administrator and/or the Adviser is or may be subject. This includes copies of the Subscriber’s subscription application/documents and any information concerning the Subscriber in their respective possession, whether provided by the Subscriber to the Company, the Administrator and/or the Adviser or otherwise, including details of the Subscriber’s holdings in the Company, historical and pending transactions in the Company’s Preferred Shares and the values thereof, the Subscriber’s identity to other prospective investors or existing investors in the Company or other funds or accounts sponsored by the Company, the Adviser or their affiliates and may also disclose the Subscriber’s identity and such other information regarding the Subscriber to the placement agent or its affiliates and as otherwise required or permitted by applicable law or regulation. Any such disclosure, use, storage or transfer shall not be treated as a breach of any restriction upon the disclosure, use, storage or transfer of information imposed on any such person by law or otherwise.

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9.                  Anti-Money Laundering Provisions. The Subscriber hereby acknowledges the Company’s intention to comply with all applicable economic sanctions and laws concerning money laundering, terrorism and related activities, including, without limitation, the applicable provisions of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, as amended (“PATRIOT Act”). In furtherance of such efforts, the Subscriber hereby represents, warrants, and agrees that, to the best of the Subscriber’s knowledge based on reasonable diligence and investigation:

(a)       none of the Subscriber’s past or future capital contributions to the Company to purchase Preferred Shares have been or shall be derived from money laundering or other activities deemed illegal under U.S. or other applicable laws and regulations;

(b)       none of the Subscriber’s past or future capital contributions to the Company will cause the Company, the Adviser or any of their personnel to be in violation of applicable economic sanctions or anti-money laundering laws, including without limitation the United States Bank Secrecy Act (31 U.S.C. § 5311, et seq.), the United States Money Laundering Control Act of 1986 or the International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001, and any regulations promulgated thereunder;

(c)       the Subscriber is not and none of its beneficial owners, controllers, controlled persons or authorised persons (“Related Persons”), is, in the case of each of the foregoing, an individual, entity, country or territory: (i) named on any list of sanctioned entities or individuals maintained by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or pursuant to European Union (“EU”) and/or United Kingdom (“UK”) Regulations (as the latter are extended to the Cayman Islands by Statutory Instrument), (ii) ordinarily resident, organized, operationally based or domiciled in a country or territory in relation to which sanctions imposed by the United Nations, OFAC, the EU and/or the UK apply, or (iii) otherwise subject to sanctions imposed by the United Nations, OFAC, the EU or the UK (including as the latter are extended to the Cayman Islands by Statutory Instrument) (collectively, a “Sanctions Subject”). The Subscriber acknowledges and agrees that (i) should the Subscriber or a Related Person be, or become at any time during its investment in the Company, a Sanctions Subject, the Company or its duly authorised delegate may immediately and without notice to the Subscriber cease any further dealings with the Subscriber and/or the Subscriber’s interest in the Company until the Subscriber ceases to be a Sanctions Subject or a licence is obtained under applicable law to continue such dealings (a “Sanctioned Persons Event”), and (ii) the Company, the Administrator and the Adviser shall have no liability whatsoever for any liabilities, costs, expenses, damages and/or losses (including but not limited to any direct, indirect or consequential losses, loss of profit, loss of revenue, loss of reputation and all interest, penalties and legal costs and all other professional costs and expenses) incurred by the Subscriber as a result of a Sanctioned Persons Event;

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(d)       if Subscriber is acting as an agent, trustee, representative, intermediary, nominee, or in a similar capacity on behalf of any other person or entity, nominee account or beneficial owner, whether a natural person or entity (each, an “Underlying Beneficial Owner”), Subscriber understands and acknowledges that the representations, warranties and agreements made herein are made by Subscriber: (i) with respect to Subscriber; and (ii) with respect to the Underlying Beneficial Owner. Subscriber represents and warrants that it has all requisite power and authority from said Underlying Beneficial Owner to execute and perform the obligations under this Agreement; and

(e)       the Subscriber will immediately notify the Company if Subscriber is or Subscriber knows, or has reason to suspect, that one of the Subscriber’s underlying beneficial owners is:

(1)       a Prohibited Subscriber;1

(2)       a Senior Foreign Political Figure,2 any member of a Senior Foreign Political Figure’s “immediate family,” which includes the figure’s parents, siblings, spouse, children and in-laws, or any Close Associate3 of a Senior Foreign Political Figure, or a person or entity resident in, or organized or chartered under the laws of, a Non-Cooperative Jurisdiction;4

1 “Prohibited Subscriber” shall mean (i) a person or entity whose name appears on the List of Specially Designated Nationals and Blocked Persons (“SDN List”) maintained by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”); (ii) entities majority owned by persons on the SDN List; (iii) individuals, entities, or government agencies of a country targeted by OFAC comprehensive country-based sanctions (currently, Cuba, Iran, North Korea, Syria, or Crimea); or (iv) a person or entity whose name appears on one or more lists of prohibited or restricted persons and entities maintained by other governmental authorities or as may be provided to the Company in connection therewith.

2 “Senior Foreign Political Figure” shall mean a current or former senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a Senior Foreign Political Figure includes any corporation, business or other entity that has been formed by, or for the benefit of, a Senior Foreign Political Figure.

3 “Close Associate” shall mean a person who is widely and publicly known internationally to maintain an unusually close relationship with a Senior Foreign Political Figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the Senior Foreign Political Figure.

4 “Non-Cooperative Jurisdiction” shall mean any foreign country that has been designated as non-cooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the U.S. is a member and with which designation the U.S. representative to the group or organization continues to concur.

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(3)       a person or entity resident in, or organized or chartered under the laws of, a jurisdiction that has been designated by the U.S. Secretary of the Treasury under Section 311 or 312 of the PATRIOT Act as warranting special measures due to money laundering concerns; or

(4)       a person or entity who gives Subscriber reason to believe that its funds originate from, or will be or have been routed through, an account maintained at a Shell Bank,5 a Foreign Shell Bank,6 an “offshore bank,” or a bank organized or chartered under the laws of a Non-Cooperative Jurisdiction.

When requested by the Company, the Subscriber will provide any and all additional information or documentation that the Company deems necessary to ensure compliance with all applicable economic sanctions and laws and regulations concerning money laundering and similar activities. The Company may request additional documentation and information to verify the identity of the Subscriber, and where applicable and required, the Subscriber’s beneficial owners, controlling persons, authority persons, and intermediaries. The Subscriber acknowledges and agrees that the Company may not accept this subscription until such time as the Company has received and is satisfied with all the information and documentation requested to verify the Subscriber’s identity.

The Subscriber shall promptly notify the Company in the event that any of the foregoing representations ceases to be true and accurate. The Subscriber understands and agrees that if at any time it is discovered that any of the foregoing representations are incorrect, or if otherwise required by applicable laws or regulations, the Company may, to the fullest extent permitted by law, undertake appropriate actions, and the Subscriber agrees to cooperate with such actions, to ensure continued compliance with applicable laws or regulations, including, but not limited to, freezing, segregating or requiring the Subscriber to withdraw the Subscriber’s Preferred Shares in the Company. The Subscriber further understands and agrees that the Company, the Adviser and/or the Administrator may release confidential information about the Subscriber (and, if applicable, any underlying beneficial owners of the Subscriber) to appropriate authorities if the Company, the Adviser, and/or the Administrator, each in its sole discretion, determines that it is in the Company’s, the Adviser’s and/or the Administrator’s best interests to do so in light of applicable laws and regulations.

5 “Shell Bank” means any institution that accepts currency for deposit and that (a) has no physical presence in the jurisdiction in which it is incorporated or in which it is operating, as the case may be, and (b) is unaffiliated with a regulated financial group that is subject to consolidated supervision.

6 “Foreign Shell Bank” shall mean a Foreign Bank without a Physical Presence in any country, but does not include a Regulated Affiliate.

A “Foreign Bank” shall mean an organization that (i) is organized under the laws of a foreign country, (ii) engages in the business of banking, (iii) is recognized as a bank by the bank supervisory or monetary authority of the country of its organization or principal banking operations, (iv) receives deposits to a substantial extent in the regular course of its business, and (v) has the power to accept demand deposits, but does not include the U.S. branches or agencies of a foreign bank.

“Physical Presence” shall mean a place of business that is maintained by a Foreign Bank and is located at a fixed address, other than solely a post office box or an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities, at which location the Foreign Bank (i) employs one or more individuals on a full-time basis, (ii) maintains operating records related to its banking activities, and (iii) is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities.

“Regulated Affiliate” shall mean a Foreign Shell Bank that (i) is an affiliate of a depository institution, credit union or Foreign Bank that maintains a Physical Presence in the U.S. or a foreign country regulating such affiliated depository institution, credit union or Foreign Bank.

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10.              Further Assurances. The Subscriber will provide the Company with such information, documentation and representations (as well as any revised applicable tax-related forms) as it may reasonably request from time to time including, without limitation, with respect to its citizenship, residency, ownership or control so as to permit the Company to evaluate and comply with any legal, regulatory and tax requirements applicable to the Company, the Subscriber’s investment in the Company or any of the portfolio investments (or proposed portfolio investments) to be made by the Company.

11.              Instructions.

(a)       The Subscriber hereby authorizes and instructs the Company, the Adviser and the Administrator to accept and execute any instruction, notice, consent or other request (collectively, “Instructions”) in respect of the Preferred Shares to which this Agreement relates given by the Subscriber in written form, by facsimile or by other electronic means. The Subscriber agrees to keep each of the Company, the Administrator and the Adviser indemnified against any loss of any nature whatsoever arising to any of them as a result of any of them acting upon Instructions submitted by facsimile or by other electronic means. The Company, the Administrator and the Adviser may rely conclusively upon and shall incur no liability whatsoever including, without limitation, any losses (whether direct, indirect, consequential, in contract, tort, or otherwise) in respect of any loss arising from (i) the non-receipt of any Instructions relating to the Preferred Shares of the Subscriber delivered by facsimile or other electronic means or (ii) any action taken upon any Instructions or other instrument believed in good faith to be genuine or to be signed by properly authorized persons on behalf of the Subscriber.

(b)       If the Subscriber elects at any time to provide an Instruction to the Company or the Adviser or the Administrator on its behalf (including Instructions relating to subscription, contact updates or otherwise) using electronic or digital signature technology (“E-signature”), whether it is a computer generated signature, an electronic copy of the Subscriber’s true ink signature or otherwise, the Subscriber authorizes and instructs the Administrator, the Adviser, the Company and its agents to accept and execute any and all such Instructions which are provided using an E-signature. The Subscriber acknowledges and agrees that any Instruction provided to the Company, the Adviser or the Administrator on its behalf using an E-signature shall be treated by the Company, the Adviser and the Administrator as valid and binding as the Subscriber’s true ink signature. If Instructions are provided by the Subscriber at any time using an E-signature, the Subscriber agrees to keep each of the Company, the Adviser, and the Administrator indemnified against any loss of any nature whatsoever arising to any of them as a result of any of them acting upon Instructions provided using an E-signature. The Subscriber acknowledges and agrees that the Company, the Adviser, and the Administrator may rely conclusively upon and shall incur no liability whatsoever including, without limitation, any losses (whether direct, indirect, consequential, in contract, tort, or otherwise) arising in respect of any action taken or omitted to be taken upon any Instructions provided using an E-signature believed in good faith to be genuine or to be signed by properly authorized persons on behalf of the Subscriber. The foregoing shall not obligate the Company, the Adviser or the Administrator to process Instructions executed by E-signature. The Company, the Adviser and/or the Administrator may decline to act on any E-signature instruction in their absolute discretion, and intend to do so particularly in circumstances where the Company, the Adviser or the Administrator are unable to verify whether an Instruction has been provided by a party authorized to give Instructions on behalf of the Subscriber. If any Instruction is submitted by the Subscriber and not acknowledged by the Company, the Adviser or the Administrator, it is the Subscriber’s obligation to contact the Company, the Adviser or the Administrator to confirm receipt.

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12.              Amendments and Waivers. This Agreement may be amended and the observance of any provision hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Subscriber and the Company.

13.              Amendments and Alterations by Subscriber. The Subscriber acknowledges and agrees that any notations, alterations, strike-outs, addenda, inserts or verbiage purporting to amend the terms of this Agreement shall not be effective unless explicitly agreed to by the Company or its agents. Absent explicit agreement, the issuance of a capital call notice shall not be construed as the Company’s acceptance or agreement to any such purported amendments.

14.              Survival of Representations and Warranties; Indemnity. The Subscriber (a) acknowledges that the Company, the Administrator and the Adviser (as well as their officers, directors, employees, owners, members, counsel, representatives, agents, consultants and affiliates) are intended third-party beneficiaries of this Agreement and are relying on the representations, warranties, acknowledgments and agreements of the Subscriber contained herein (including, without limitation, the answers, statements and information set forth in the Subscriber’s Investor Qualification Statement), and (b) unless otherwise agreed in writing by the Company, agrees to indemnify, to the fullest extent permitted by law, each of them and their agents, representatives, officers, directors, employees, owners, members and affiliates against any and all claims, demands, losses, damages, costs and expenses whatsoever arising as a result of, or in connection with, any breach by the Subscriber of any such representations, warranties, acknowledgments or agreements or the inaccuracy of any information provided by the Subscriber, whether contained in this Agreement or otherwise.

15.              Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

16.              Applicable Law and Related Matters. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE INTERPRETED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE. THE SUBSCRIBER HEREBY WAIVES THE RIGHT TO A TRIAL BY JURY AND ANY RIGHT TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN.

20

17.              Headings. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof.

18.              Entire Agreement. This Agreement contains the entire agreement of the parties with respect to the subject matter of this Agreement, and there are no representations, covenants or other agreements except as stated or referred to herein.

19.              Severability. Each provision of this Agreement shall be considered severable and if for any reason any provision or provisions herein are determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this Agreement that are valid, enforceable and legal.

20.              Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single instrument.

[The remainder of this page is intentionally left blank.]

21

IN WITNESS WHEREOF, the Subscriber has executed this Agreement for the purchase of the Preferred Shares as of this ____ day of _______________, 2021.

Requested Preferred Stock Commitment $_______________________.

Subscribers who are Individuals	Subscribers other than Individuals

Name of Subscriber	Name of Subscriber

By:
Signature	Signature

Name of Subscriber	Name of Signatory
(joint owner, if applicable)

Signature (joint owner, if applicable)	Title of Signatory

The foregoing Agreement is hereby agreed to and accepted by or on behalf of the Company as of the ___ day of ___________, 2021 for the Preferred Stock Commitment set forth below.

Preferred Stock Commitment $_______________________.

FRANKLIN BSP CAPITAL CORPORATION

By:
Name:
Title:

EXHIBIT A

FRANKLIN BSP CAPITAL CORPORATION

INVESTOR QUALIFICATION STATEMENT FOR INDIVIDUALS

(or the alter-ego of an individual such as an IRA or a revocable grantor trust)

Note: If you are not a natural person or alter-ego of a natural person (i.e., a corporation, partnership, limited liability company, trust or other entity), please complete Exhibit B.

Part I. General Information

(a)	Full Name of the Subscriber:

(b)	Current Residential Address:

Citizenship:
Occupation:
Name of Employer:
Business Address:

(c)	Primary Contact Person
Name:
Address:

Telephone Number:
Facsimile Number:
Email Address:

Preferred Method of Communication: ☐ Email ☐ Facsimile ☐ Postal Mail

A-1

(d)	Contact Person Responsible for Preferred Drawdown Purchases (if different from Primary Contact above)

Name:
Address:

Telephone Number:
Facsimile Number:
Email Address:

Preferred Method of Communication: ☐ Email ☐ Facsimile ☐ Postal Mail

A-2

(e)       Electronic Delivery of Reports and Other Communications

Subject to your consent below, at its discretion, the Company, the Adviser and/or the Administrator, acting on their behalf, may provide to the Subscriber (or its designated agents) statements, reports and other communications relating to the Company and/or your investment in the Company, in electronic form, such as e-mail, or via a password protected website in addition to or in lieu of sending such communications as hard copies via fax or mail. Please note that e-mail messages and websites are not secure and may contain computer viruses or other defects, may not be accurately replicated on other systems, or may be intercepted, deleted or interfered with without the knowledge of the sender or the intended recipient. None of the Company, the Adviser or Administrator may make any warranties in relation to these matters. Please note that the Company, the Adviser and Administrator reserve the right to intercept, monitor and retain e-mail or website messages to and from its systems as permitted by applicable law. If you have any doubts about the authenticity of an e-mail or web message purportedly sent by the Company, the Adviser or the Administrator, you would be required to contact the purported sender immediately.

Do you consent to the sending of such statements, reports and other communications regarding the Company and Subscriber’s investment in the Company (including, but not limited to, net asset value information, current and future account statements, Company documents (including all supplements and amendments thereto), letters to investors, regulatory communications, tax forms, subscription and withdrawal activity, annual and other updates of the Company’s privacy policies and procedures and audited financial statements) via e-mail or password protected website in lieu of receiving mail and fax transmissions? (Note that in order to revoke this consent you must notify the Company in writing).

_____ Yes       ____  No

(f)	U.S. Social Security or Taxpayer Identification Number: __________________________________

A-3

(g)	The Subscriber’s Bank Account (into which amounts in respect of distributions and other payments from the Company to the Subscriber will be paid)

Name of Financial
Institution:
ABA No./SWIFT No.
Address:

Telephone Number:
Facsimile Number:
Name of Account
Representative:
For Account of:
Account Number:
For Further Credit
Account of:

For Further Credit
Account Number:

A-4

Part II. Accredited Investor Status

Please indicate with an “X” the manner in which the Subscriber qualifies as an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”):

____	(a)	a natural person (or the alter-ego of a natural person) whose individual net worth[7] (or joint net worth with such person’s spouse) exceeds $1,000,000; or

____	(b)	a natural person (or the alter-ego of a natural person) who had an individual income[8] in excess of $200,000 in each of the two most recent years and who reasonably expects to have an individual income in excess of $200,000 in the current year or who had joint income[9] in excess of $300,000 in each of the two most recent years and who reasonably expects to have joint income in excess of $300,000 in the current year.

7 For purposes of this item, “net worth” means the excess of total assets at fair market value over total liabilities. For purposes of calculating “net worth”: (i) the individual’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the individual’s primary residence, up to the estimated fair market value of the primary residence at the time of Subscriber’s subscription for the limited partner interests hereunder, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of such subscription exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the individual’s primary residence in excess of the estimated fair market value of the primary residence at the time of the purchase of the limited partner interests shall be included as a liability.

8 For purposes of this item, “individual income” means adjusted gross income as reported for U.S. federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any interest income received that is tax-exempt under Section 103 of the Code, (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of IRS Form 1040), (iii) any deduction claimed for depletion under Section 611 et seq. of the Code, and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Code prior to its repeal by the Tax Reform Act of 1986.

9 For purposes of this item, “joint income” means adjusted gross income as reported for U.S. federal income tax purposes, including any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any interest income received that is tax-exempt under Section 103 of the Code; (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of IRS Form 1040); (iii) any deduction claimed for depletion under Section 611 et seq. of the Code; and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Code prior to its repeal by the Tax Reform Act of 1986.

A-5

Part III. Tax Matters

(a)       Indicate the annual date on which the Subscriber’s taxable year ends: ________________________

(b)(1) Is the undersigned a “United States person” within the meaning of Section 7701(a)(30) of the Code?

______ Yes      _______  No

(b)(2) If the answer to the question in (b)(1) above is “Yes,” the Subscriber has delivered to the Company a properly executed original copy of Internal Revenue Service (“IRS”) Form W-9, or any successor form (“Form W-9”) available on the IRS’s website at www.irs.gov.

(b)(3) If the answer to the question in (b)(1) above is “No,” the Subscriber has delivered to the Company a properly executed original copy of the appropriate IRS Form W-8 (W-8BEN, W-8BEN-E, W-8IMY, W-8ECI or W-8EXP), or any successor form (“Form W-8”), available on the IRS’s website at www.irs.gov.

A-6

Part IV. U.S. Person/Resident

☐	The Subscriber is a U.S. Person/Resident.[10]

☐	The Subscriber is NOT a U.S. Person/Resident.

10 The term “U.S. Person/Resident” means any person who is a “U.S. person” as set forth in Regulation S promulgated under the Securities Act (as modified by related guidance of the U.S. Securities and Exchange Commission).

Each of the following is a “U.S. person” under Regulation S (as modified by related guidance): (1) any natural person resident in the United States; (2) any natural person who is only temporarily residing outside the United States; (3) any partnership or corporation organized or incorporated under the laws of the United States; (4) any estate of which any executor or administrator is a U.S. person; (5) any trust of which any trustee is a U.S. person; (6) any agency or branch of a non-U.S. entity located in the United States; (7) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person; (8) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; (9) any account of a U.S. person over which a non-U.S. fiduciary has investment discretion or any entity, which, in either case, is being used to circumvent the registration requirements of the Investment Company Act; (10) any employee benefit or pension plan that does not have as its participants or beneficiaries persons substantially all of whom are not U.S. persons; and (11) any partnership or corporation if (i) organized or incorporated under the laws of any non-U.S. jurisdiction and (ii) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts. Terms used in this Part VII have the meanings given to them in Regulation S under the Securities Act.

Notwithstanding the above, “U.S. person” under Regulation S and related guidance does not include: (1) any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated or, if an individual, resident in the United States; (2) any estate of which any professional fiduciary acting as executor or administrator is a U.S. person if (i) an executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate and (ii) the estate is governed by non-U.S. law; (3) any trust of which any professional fiduciary acting as trustee is a U.S. person if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person; (4) an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country; (5) any agency or branch of a U.S. person located outside the United States if (i) the agency or branch operates for valid business reasons and (ii) the agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; or (6) the International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans.

A-7

EXHIBIT B

FRANKLIN BSP CAPITAL CORPORATION

INVESTOR QUALIFICATION STATEMENT FOR ENTITIES

Note: If you are a natural person (i.e., an individual) or alter-ego of a natural person, please complete Exhibit A.

Part I. General Information

(a)	Full Name of the Subscriber:
(b)	Legal Form of Entity:
Jurisdiction of Organization:
Year Organized:
Location of Principal
Place of Business:

(c)	Primary Contact Person
Name:
Address:

Telephone Number:
Facsimile Number:
Email Address:

Preferred Method of Communication: ☐ Email ☐ Facsimile ☐ Postal Mail

B-1

(d)	Contact Person Responsible for Preferred Drawdown Purchases (if different from Primary Contact above)

Name:
Address:

Telephone Number:
Facsimile Number:
Email Address:

Preferred Method of Communication: ☐ Email ☐ Facsimile ☐ Postal Mail

B-2

(e)	Electronic Delivery of Reports and Other Communications

Subject to your consent below, at its discretion, the Company, the Adviser and/or the Administrator, acting on their behalf, may provide to the Subscriber (or its designated agents) statements, reports and other communications relating to the Company and/or your investment in the Company, in electronic form, such as e-mail, or via a password protected website in addition to or in lieu of sending such communications as hard copies via fax or mail. Please note that e-mail messages and websites are not secure and may contain computer viruses or other defects, may not be accurately replicated on other systems, or may be intercepted, deleted or interfered with without the knowledge of the sender or the intended recipient. None of the Company, the Adviser or Administrator may make any warranties in relation to these matters. Please note that the Company, the Adviser and Administrator reserve the right to intercept, monitor and retain e-mail or website messages to and from its systems as permitted by applicable law. If you have any doubts about the authenticity of an e-mail or web message purportedly sent by the Company, the Adviser or the Administrator, you would be required to contact the purported sender immediately.

Do you consent to the sending of such statements, reports and other communications regarding the Company and Subscriber’s investment in the Company (including, but not limited to, net asset value information, current and future account statements, Company documents (including all supplements and amendments thereto), letters to investors, regulatory communications, tax forms, subscription and withdrawal activity, annual and other updates of the Company’s privacy policies and procedures and audited financial statements) via e-mail or password protected website in lieu of receiving mail and fax transmissions? (Note that in order to revoke this consent you must notify the Company in writing).

_________ Yes      _________ No

(f)	U.S. Taxpayer Identification Number: __________________________________

B-3

(g)	Description of Subscriber (Subscriber must check one box below that most accurately describes the Subscriber and its beneficial owners)

☐ A broker-dealer	☐ An insurance company
☐ An investment company registered with the Securities and Exchange Commission	☐ A Private Fund[11]
☐ A non-profit	☐ A pension plan (excluding a governmental pension plan)
☐ A banking or thrift institution (proprietary)	☐ A state or municipal Government Entity (excluding a governmental pension plan)[12]
☐ A state or municipal governmental pension plan	☐ A sovereign wealth fund and foreign official institution
☐ Other —Specify: _____________

11 “Private Fund” means any issuer that would be an investment company as defined in Section 3 of the Investment Company Act but for Section 3(c)(1) or 3(c)(7) of that Act.

12 “Government Entity” means any state or political subdivision of a state, including (i) any agency, authority, or instrumentality of the state or political subdivision, (ii) a plan or pool of assets controlled by the state or political subdivision or any agency, authority, or instrumentality thereof, and (iii) any officer, agent, or employee of the state or political subdivision or any agency, authority, or instrumentality thereof, acting in their official capacity.

B-4

(h)	Pay to Play Questions (Please indicate either “yes” or “no” in response to each of the following questions)

(1)	Is the Subscriber a “government entity”[13] within the meaning of Rule 206(4)-5 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”)?

_________ Yes      _________ No

(2)	If the Subscriber is acting as agent, representative or nominee for one or more investors, are any such investors a “government entity” within the meaning of Rule 206(4)-5 under the Advisers Act?

_________ Yes      _________ No

If the answer to question 2 is “Yes,” please indicate the names of any such investors:

_______________________________________

_______________________________________

13 A “government entity” is defined in Rule 206(4)-5 as any state or political subdivision of a state, including: (i) any agency, authority, or instrumentality of the state or political subdivision; (ii) a pool of assets sponsored or established by the state or political subdivision or any agency, authority or instrumentality thereof, including, but not limited to a “defined benefit plan” as defined in Section 414(j) of the Code (26 U.S.C. § 414(j)), or a state general fund; (iii) a plan or program of a government entity; and (iv) officers, agents, or employees of the state or political subdivision or any agency, authority or instrumentality thereof, acting in their official capacity.

B-5

(i)	The Subscriber’s Bank Account (into which amounts in respect of distributions and other payments from the Company to the Subscriber will be paid)

Name of Financial
Institution:
ABA No./SWIFT No.
Address:

Telephone Number:
Facsimile Number:
Name of Account
Representative:
For Account of:
Account Number:
For Further Credit
Account of:

For Further Credit
Account Number:

B-6

Part II. Accredited Investor Status

Please indicate with an “X” the category or categories in which the Subscriber qualifies as an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”):

_______	(a)	a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity;

_______	(b)	a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;

_______	(c)	an insurance company as defined in Section 2(a)(13) of the Securities Act;

_______	(d)	an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

_______	(e)	a business development company as defined in Section 2(a)(48) of the Investment Company Act;

_______	(f)	a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

_______	(g)	a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

_______	(h)	an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if:

___ (A) the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser;

___ (B) the employee benefit plan has total assets in excess of $5,000,000; or

___ (C) such plan is a self-directed plan with investment decisions made solely by persons that are “accredited investors”;

_______	(i)	a private business development company as defined in Section 202(a)(22) of the Advisers Act;

B-7

_______	(j)	one of the following entities, which was not formed for the specific purpose of making an investment in the Company and which has total assets in excess of $5,000,000:

(A)	an organization described in Section 501(c)(3) of the Code;

(B)	a corporation, limited liability company or partnership; or

(C)	a Massachusetts or similar business trust;

_______	(k)	a trust with total assets in excess of $5,000,000 not formed for the specific purpose of purchasing the Preferred Shares, whose purchase of the Preferred Shares is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; or

_______	(l)	an entity in which all of the equity owners are “accredited investors” (a separate Investor Qualification Statement may be required for each stockholder, partner, member or other owner of the undersigned).

B-8

Part III. Tax Matters

(a) Indicate the annual date on which the Subscriber’s taxable year ends: __________________

(b)(1) Is the undersigned a “United States person” within the meaning of Section 7701(a)(30) of the Code?

_______   Yes          ______     No

(b)(2)       If the answer to the question in (b)(1) above is “Yes,” the Subscriber has delivered to the Company a properly executed original copy of Internal Revenue Service (“IRS”) Form W-9 or any successor form (“Form W-9”), available on the IRS’s website at www.irs.gov.

(b)(3)       If the answer to the question in (b)(1) above is “No,” the Subscriber has delivered to the Company a properly executed original copy of the appropriate IRS Form W-8 (W-8BEN, W-8BEN-E, W-8IMY, W-8ECI or W-8EXP) or any successor form (“Form W-8”), available on the IRS’s website at www.irs.gov.

(c)       Is the undersigned exempt from tax pursuant to Section 501(a) of the Code?

_______   Yes          ______     No

Part IV. Related Parties

(a)       To the best of the Subscriber’s knowledge, does the Subscriber control, or is the Subscriber controlled by or under common control with, any other investor in the Company?

_______   Yes          ______     No

(b)       Will any other person or persons have a beneficial interest in the Preferred Shares to be acquired hereunder (other than as a shareholder, partner or other beneficial owner of equity interests in the Subscriber)?

_______   Yes          ______     No

B-9

Part V. Public Access Law Matters

The Subscriber is subject to the Freedom of Information Act, 5 U.S.C. § 552 (“FOIA”), any state public records access laws, any state or other jurisdiction’s laws similar in intent or effect to FOIA, or any other similar statutory or legal right that might result in the disclosure of confidential information relating to the Company (including as a result of ownership of Subscriber’s or any parent of Subscriber’s securities by a public entity or listing of such securities on a public exchange):

______ True          ______ False

Part VI. Special Entities

Please indicate below with an “X” if you are any of the following:

______	(a) a “BHC Partner”, including any of the following (please indicate with an “X” here and in the applicable item below):

______ a bank holding company (as defined in Section 2(a) of the Bank Holding Company Act of 1956, as amended) or an affiliate of a bank holding company;

______ a savings and loan holding company or an affiliate of a savings and loan holding company; or

______ a non-U.S. bank subject to the U.S. Bank Holding Company Act of 1956, as amended, pursuant to the U.S. International Banking Act of 1978, as amended, or an affiliate of such a non-U.S. bank

______	(b) an investment company registered under the Investment Company Act.

______	(c) a “Fund of Funds” (The Subscriber is a fund that invests 10 % or more of its total assets in other pooled investment vehicles, whether or not they are also private funds, or registered investment companies.)

B-10

Part VII. U.S. Person/Resident

☐	The Subscriber is a U.S. Person/Resident.[14]
☐	The Subscriber is NOT a U.S. Person/Resident.

14 The term “U.S. Person/Resident” means any person who is a “U.S. person” as set forth in Regulation S promulgated under the Securities Act (as modified by related guidance of the U.S. Securities and Exchange Commission).

Each of the following is a “U.S. person” under Regulation S (as modified by related guidance): (1) any natural person resident in the United States; (2) any natural person who is only temporarily residing outside the United States; (3) any partnership or corporation organized or incorporated under the laws of the United States; (4) any estate of which any executor or administrator is a U.S. person; (5) any trust of which any trustee is a U.S. person; (6) any agency or branch of a non-U.S. entity located in the United States; (7) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person; (8) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; (9) any account of a U.S. person over which a non-U.S. fiduciary has investment discretion or any entity, which, in either case, is being used to circumvent the registration requirements of the Investment Company Act; (10) any employee benefit or pension plan that does not have as its participants or beneficiaries persons substantially all of whom are not U.S. persons; and (11) any partnership or corporation if (i) organized or incorporated under the laws of any non-U.S. jurisdiction and (ii) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts. Terms used in this Part X have the meanings given to them in Regulation S under the Securities Act.

Notwithstanding the above, “U.S. person” under Regulation S and related guidance does not include: (1) any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated or, if an individual, resident in the United States; (2) any estate of which any professional fiduciary acting as executor or administrator is a U.S. person if (i) an executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate and (ii) the estate is governed by non-U.S. law; (3) any trust of which any professional fiduciary acting as trustee is a U.S. person if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person; (4) an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country; (5) any agency or branch of a U.S. person located outside the United States if (i) the agency or branch operates for valid business reasons and (ii) the agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; or (6) the International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans.

B-11

EXHIBIT C

FRANKLIN BSP CAPITAL CORPORATION

PLAN ASSET QUESTIONNAIRE

I.	The Subscriber Represents That It Is (Please Check All Applicable Boxes):

☐	(A)	not and will not be a Benefit Plan Investor*(Code: NBPI);

*A “Benefit Plan Investor” is (i) any “employee benefit plan” that is subject to Part 4 of Title I of ERISA (e.g., U.S. corporate plans), (ii) any “plan” as defined in Section 4975(s) of the Code that is subject to Section 4975 of the Code (e.g., IRAs) and (iii) any entity (e.g., a passive investment fund) whose underlying assets include “plan assets” (generally because plans described in (i) or (ii) or other Benefit Plan investors own 25% or more of any class of the investment fund’s equity interests). Any entity that is a Benefit Plan Investor by virtue of (iii) above should check I-B.3 below.

☐	(B)	a Benefit Plan Investor that is:

☐	(1)	An employee benefit plan or trust that is subject to the fiduciary responsibility provisions of ERISA – this includes U.S. pension plans and U.S. profit-sharing and 401(k) plans, “Multiemployer Plans” and “Taft-Hartley Plans” but does not include U.S. governmental plans, certain church plans and non-U.S. employee pension and welfare benefit plans (Code: ERISA);

☐	(2)	A U.S. individual retirement account, Keogh Plan and/or other plan that is subject to Section 4975 of the Code (Code: E-IRC); or

☐	(3)	An entity (e.g., a fund of funds) whose underlying assets include “plan assets” by reason of an investment in the entity by one or more U.S. pension benefit plans, individual retirement accounts, Keogh plans or other by Benefit Plan Investors (generally because 25% or more of any class of equity interests in the entity is held by Benefit Plan Investors that include any plan described above) (Code: E-25%+).

C-1

If the Subscriber is an entity whose underlying assets include “plan assets,” indicate the maximum percentage of such assets that may constitute “plan assets” is (please check an applicable box):

☐ 10% **	☐ 20% **	☐ 30%	☐ 40%	☐ 50%
☐ 60%	☐ 70%	☐ 80%	☐ 90%	☐ 100%

**Applicable to entities with multiple classes, one of which exceeds the 25% threshold for Benefit Plan Investors.

☐	(C)	subject to the provisions of any federal, state, local, non-U.S. or other laws or regulations that are similar to the provisions of Part 4 of Subtitle B of Title I of ERISA or Section 4975 of the Code.

The Subscriber agrees to promptly notify the Company in writing if there is a change in the percentage as set forth above and at such time or times as the Company may request.

II.	Insurance Company

If the Subscriber is an insurance company, please certify to either A or B below:

☐	(A)	The Subscriber is an insurance company investing the assets of its general account (or the assets of a wholly owned subsidiary of its general account) in the Company but none of the underlying assets of the Subscriber’s general account currently constitute or will in the future constitute “plan assets” within the meaning of Section 401(c) of ERISA.

☐	(B)	The Subscriber is an insurance company investing the assets of its general account (or the assets of a wholly owned subsidiary of its general account) in the Company and the maximum percentage of the underlying assets of the Subscriber’s general account that may be deemed to constitute “plan assets” within the meaning of Section 401(c) of ERISA is(please check an applicable box) (Code: E-ICGA).

☐ 10% **	☐ 20% **	☐ 30%	☐ 40%	☐ 50%
☐ 60%	☐ 70%	☐ 80%	☐ 90%	☐ 100%

☐	(C)	The Subscriber is an insurance company separate account that is deemed to hold “plan assets”.

The Subscriber agrees to promptly notify the Company in writing if there is a change in the percentage as set forth above and at such time or times as the Company may request.

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III.	Person(s) or Affiliate(s) with Control Over Assets/Providing Investment Advice

If the Subscriber is not a Benefit Plan Investor, please indicate whether the Subscriber is (i) a person (including an entity) who has discretionary authority or control with respect to the assets of the Company or (ii) a person (including an entity) who provides investment advice for a fee (direct or indirect) with respect to such assets or an “affiliate” of any such person described in (i) and/or (ii). For purposes of this representation, an “affiliate” is any person controlling, controlled by or under common control with the Company or any of its investment advisers (including the Adviser), including by reason of having the power to exercise a controlling influence over the management or policies of the Company or its investment adviser(s).

Yes: ______ (Code: IM&A)            No: _______

C-3

EXHIBIT D

FRANKLIN BSP CAPITAL CORPORATION

NEW ISSUES QUESTIONNAIRE

In order to confirm the eligibility of each Subscriber to receive allocations with respect to “New Issues” (as defined in Rule 5130 (“Rule 5130”) of the Financial Industry Regulatory Authority (“FINRA”)) the Subscriber has initialed all those statements below which apply to it or, if the Subscriber is a corporation, partnership, trust or other entity (including an account), which apply to any person having a Beneficial Interest in such corporation, partnership, trust or other entity (including an account). The capitalized terms used in this Questionnaire and not otherwise defined herein have the meanings set forth in Rule 5130 and FINRA Rule 5131 (“Rule 5131”).

_____	Voluntarily Restricted. Subscriber voluntarily elects to be treated as a Restricted Person under Rule 5130 and as a Rule 5131 Covered Person (defined in Part IV(B) below) under Rule 5131, and understands that it shall not participate in “new issues”, or such Subscriber’s participation shall be limited to the de minimis amounts permitted by FINRA rules, as determined by the Company in its sole discretion. If the Subscriber checks this box to be voluntarily restricted, please skip the rest of this Questionnaire and proceed to Exhibit E.

Part I. Restricted Persons

_____	(A)	Members or other Broker-Dealers. The Subscriber, or any person having a Beneficial Interest in the Subscriber, is a member of the FINRA or other broker-dealer.

_____	(B)	Broker-Dealer Personnel. The Subscriber, or any person having a Beneficial Interest in the Subscriber, is:

(1)	an officer, director, general partner, Associated Person, or employee of a FINRA member or any other broker-dealer (other than a Limited Business Broker-Dealer);

(2)	an agent of a FINRA member or any other broker-dealer (other than a Limited Business Broker-Dealer) that is engaged in the investment banking or securities business; or

(3)	an Immediate Family Member of a person described in subparagraph (B)(1) or (B)(2) if the person specified in subparagraph (B)(1) or (B)(2):

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PLEASE CHECK ALL THAT APPLY

______	(a) Materially Supports, or receives Material Support from, the Immediate Family Member;

______	(b) is employed by or is a Person Associated with a FINRA member or Affiliate of a FINRA member; or

______	(c) has an ability to control the allocation of New Issues.

If the Subscriber, on behalf of itself or any person having a Beneficial Interest in the Subscriber, answered affirmatively to statements (b) or (c) above, please provide the name of the FINRA member or other broker-dealer:

__________________________________________.

_____	(C) Finders and Fiduciaries. The Subscriber, or any person having a Beneficial Interest in the Subscriber, is:

(1)	a finder or a person who is in the business of acting in a fiduciary capacity to a managing underwriter, including, but not limited to, attorneys, accountants and financial consultants; or

(2)	an Immediate Family Member of a person specified in subparagraph (C)(1) if the person specified in (C)(1) Materially Supports, or receives Material Support from, the Immediate Family Member.

If the Subscriber, on behalf of itself or any person having a Beneficial Interest in the Subscriber, answered affirmatively to statements (C)(1) or (C)(2) please provide the name of the person who may be a finder or fiduciary:

__________________________________________.

____	(D) Portfolio Managers. The Subscriber, or any person having a Beneficial Interest in the Subscriber:

(1)	has authority to buy or sell securities for a bank, savings and loan institution, insurance company, investment company, investment adviser or Collective Investment Account; or

(2)	is an Immediate Family Member of a person specified in subparagraph (D)(1) that Materially Supports, or receives Material Support from, such person.

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________	(E) Persons Owning a Broker-Dealer. The Subscriber, or any person having a Beneficial Interest in the Subscriber (in each case, other than a Sovereign Entity15):

PLEASE CHECK ALL THAT APPLY

______	(1) is listed, or required to be listed, in Schedule A of a Form BD (other than with respect to a Limited Business Broker-Dealer), except persons identified by an ownership code of less than 10%;

______	(2) is listed, or required to be listed, in Schedule B of a Form BD (other than with respect to a Limited Business Broker-Dealer), except persons whose listing on Schedule B relates to an ownership interest in a person listed on Schedule A identified by an ownership code of less than 10%;

______	(3) directly or indirectly owns 10% or more of a public reporting company listed, or required to be listed, in Schedule A of a Form BD (other than a reporting company that is listed on a national securities exchange, or other than with respect to a Limited Business Broker-Dealer);

______	(4) directly or indirectly owns 25% or more of a public reporting company listed, or required to be listed, in Schedule B of a Form BD (other than a reporting company that is listed on a national securities exchange, or other than with respect to a Limited Business Broker-Dealer);

______	(5) is an Immediate Family Member of a person specified in subparagraphs (E)(1) through (4) unless the person owning the broker-dealer:

(a)	does not Materially Support, or receive Material Support from, the Immediate Family Member;

(b)	is not an owner of a FINRA member, or an Affiliate of a FINRA member; and

(c)	has no ability to control the allocation of New Issues.

If the Subscriber, on behalf of itself or a person having a Beneficial Interest in the Subscriber, answered affirmatively to statement (5), please provide the name of the FINRA member:

__________________________________________.

15 “Sovereign Entity” means a Sovereign Nation or a pool of capital or an investment fund or other vehicle owned or controlled by a Sovereign Nation and created for the purpose of making investments on behalf or for the benefit of the Sovereign Nation. “Sovereign Nation” means a sovereign nation or its political subdivisions, agencies or instrumentalities.

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______	(F) None of the above statements apply.

Part II. General Exemptions

Please indicate whether the Subscriber is one or more of the following:

PLEASE CHECK ALL THAT APPLY

______	(A) An investment company registered under the Investment Company Act of 1940;

______	(B) A common trust fund or similar fund as described in Section 3(a)(12)(A)(iii) of the Securities Exchange Act of 1934, as amended which:

(1)	has investments from 1,000 or more accounts; and

(2)	does not limit beneficial interests in the fund principally to trust accounts of Restricted Persons;

______	(C) An insurance company general, separate or investment account which satisfies each of the following conditions:

(1)	the account is funded by premiums from 1,000 or more policyholders, or, if a general account, the insurance company has 1,000 or more policyholders; and

(2)	the insurance company does not limit the policyholders whose premiums are used to fund the account principally to Restricted Persons, or, if a general account, the insurance company does not limit its policyholders principally to Restricted Persons;

______	(D) A bank, foreign bank, broker-dealer, investment adviser or other conduit or collective investment vehicle;

______	(E) A publicly traded entity (other than a broker-dealer or an Affiliate of a broker-dealer where such broker-dealer is authorized to engage in the public offering of New Issues either as a selling group member or underwriter) that:

(1)	is listed on a national securities exchange; or

(2)	is a foreign issuer whose securities meet the quantitative designation criteria for listing on a national securities exchange;

______	(F) An investment company organized under the laws of a foreign jurisdiction which satisfies each of the following conditions:

D-4

(1)	the investment company is listed on a foreign exchange for sale to the public or authorized for sale to the public by a foreign regulatory authority;

(2)	(a) no person owning more than 5% of the Preferred Shares of the investment company is a Restricted Person, (b) the investment company has 100 or more direct investors or (c) the investment company has 1,000 or more indirect investors; and

(3)	the investment company was not formed for the specific purpose of permitting Restricted Persons to invest in New Issues.

______	(G) An ERISA benefits plan that is qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and is not sponsored solely by a broker-dealer;

______	(H) An employee retirement benefits plan organized under and governed by the laws of the United States or of a foreign jurisdiction, provided that such plan or family of plans: (i) has, in the aggregate, at least 10,000 plan participants and beneficiaries and $10 billion in assets; (ii) is operated in a non-discriminatory manner insofar as a wide range of employees, regardless of income or position, are eligible to participate without further amendment or action by the plan sponsor; (iii) is administered by trustees or managers that have a fiduciary obligation to administer the funds in the best interest of the participants and beneficiaries; and (iv) is not sponsored solely by a broker-dealer;

______	(J) A state or municipal government benefits plan that is subject to state or municipal regulation;

______	(K) A tax-exempt charitable organization under Section 501(c)(3) of the Code;

______	(L) A church plan under Section 414(e) of the Code.

Part III. Collective Investment Accounts and Other Conduits

(A)	If Subscriber, on behalf of itself, answered affirmatively to Statement (D) under Part II. “General Exemptions” above, does Subscriber allocate all profit and loss away from:

(1) Restricted Persons who are Beneficial Owners of Subscriber?

________ Yes              _______ No

(2) Rule 5131 Covered Persons who are Beneficial Owners of Subscriber?

________ Yes              _______ No

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(B)	What percentage of Subscriber is beneficially owned, in the aggregate, by Restricted Persons?
________	%

(C)	If Subscriber partially allocates profit and loss from New Issues attributable to Subscriber’s Preferred Shares in the Company away from Restricted Persons who are Beneficial Owners of Subscriber in order to comply with the so-called “de minimis” threshold of Rule 5130, please indicate below the percent participation of Restricted Persons in New Issues.
________	%

(D)	What percentage of Subscriber is beneficially owned in the aggregate by Rule 5131 Covered Persons?

________	%

(E)	If Subscriber partially allocates profit and loss from New Issues attributable to Subscriber’s Preferred Shares in the Company away from Rule 5131 Covered Persons who are Beneficial Owners of Subscriber in order to comply with the so-called “de minimis” threshold of Rule 5131, please indicate below the present participation of Rule 5131 Covered Persons in New Issues.
________	%

D-6

Part IV. “Covered Persons” Under Rule 5131

(A)       Natural Persons

If the Subscriber is a natural person, please respond to this Part IV(A). If the Subscriber is an entity (including an account), please skip Part IV(A) and respond to Part IV(B).

(1)	The Subscriber is (i) an executive officer or director of a Public Company or a Covered Non-Public Company, or (ii) a person receiving Material Support from an executive officer or director of a Public Company or a Covered Non-Public Company.

________ Yes*              _______ No

* If you check yes, please name the Public Company or Covered Non-Public Company:

__________________________________________________

(B)       Entities

If the Subscriber is an entity (including an account), please respond to this Part IV(B).

(1)	The Subscriber, or any person having a Beneficial Interest in the Subscriber, is (i) an executive officer or director of a Public Company or a Covered Non-Public Company, or (ii) a person receiving Material Support from an executive officer or director of a Public Company or a Covered Non-Public Company (clauses (i) and (ii) collectively, “Rule 5131 Covered Persons”).

________ Yes*              _______ No

* If you answered “Yes” to question (1) above,

please answer questions (a) and (b) below, if applicable.

(a)	Does the Subscriber allocate all profit and loss from New Issues attributable to the Subscriber’s Preferred Shares in the Company away from Rule 5131 Covered Persons who are beneficial owners of the Subscriber?

________ Yes*              _______ No

* If you answered “No” to question (a) above,

please answer question (b) below, if applicable.

(b)	Please indicate below the percent of such Subscriber that is comprised of Rule 5131 Covered Persons.

______ %

D-7

The Subscriber acknowledges that the Company will rely on the representations set forth herein in connection with representations the Company must make under Rule 5130 and Rule 5131 and other applicable FINRA rules to purchase New Issues. The Subscriber agrees to promptly notify the Company if there is any change in the foregoing information.

Subscriber Name

By
Signature

Print Name

Title of person signing for Subscriber or for its trustee or other representative

Address      City State      Postal Code    Country

D-8

EXHIBIT E

FRANKLIN BSP CAPITAL CORPORATION

Anti-Money Laundering Supplement

To comply with applicable anti-money laundering laws and regulations and the Company’s Know Your Customer policies and procedures, you are required to provide the following information and documentation to the Company:

1.       All Subscribers must provide the following:

(a)       For individual Subscribers:

•	Full legal name of Subscriber
•	Date of birth
•	Permanent residential or business street address (if different than mailing address). An alternative address may be provided for those individuals who do not have a permanent street address (such as someone in the military who uses an Army Post Office (“APO”) or Fleet Post Office (“FPO”) address). In the case of an individual in the military, the Subscriber may provide the residential or business street address of the next of kin. A Post Office (“PO”) box is not an acceptable address.
•	Social security number or taxpayer identification number (“TIN”). If the Subscriber who has applied for a TIN opens an account, the Subscriber must provide evidence of their TIN within a reasonable timeframe after opening the account. If the Subscriber is not able to provide the TIN within 30 days, the account must be closed or blocked.

(b)       For entity Subscribers (such as a corporation, partnership or trust):

•	Name
•	Principal place of business, local office or other physical location (a PO box is not an acceptable address)
•	TIN (either the employer identification number (“EIN”) or the TIN if the owner is a sole proprietor and has chosen to use the social security number for tax purposes)
•	List of persons authorized to act on the account
•	Corporate formation documents to prove existence of the entity (e.g., articles of incorporation)

(c)	For foreign Subscribers (the following pieces of information will need to be provided before establishing an account for a foreign person or entity):

•	Full name of the non-U.S. citizen individual or non-U.S. entity Subscriber
•	Date of birth (for individuals)

E-1

•	Permanent residential or business address (a PO box is not an acceptable address)
•	One or more of the following pieces of identification:
o	a TIN or EIN;
o	passport number and county of issuance, date of issuance and expiration;
o	U.S. issued alien identification card number; or
o	Number and country of issuance of any other government-issued document evidencing nationality or residence and bearing a photograph or similar safeguard.

(d)	For Fund of Funds/Pooled Investment Vehicles:

Fund of Funds/Pooled Investment Vehicle investors will be required to submit an AML Representation Letter. Please contact the Company for an example.

(d)	For Nominees of Financial Institutions:

Where the investor is a nominee of a financial institution, the financial institution will need to provide a letter summarizing its relationship to the nominee and detailing its AML policies and procedures. Please contact the Company for more details.

2.       Originating Account Information:16

(a)       Wiring Instructions:

Bank Name:

Bank Country:

ABA No:

SWIFT:

Account Name:

Account Number:

Subscriber name:

The account name must be the same as the Subscriber’s name.

If your bank is unable to wire the funds as per the specifications mentioned, the Sub-Administrator will request your bank to confirm in writing that the funds were wired from a bank account held with them in the name of the Subscriber. The Sub-Administrator reserves the right to request such information as is necessary to verify the identity of any Subscriber.

(b)	Will the subscription payment be made from an account in your name held with a bank located in one of the following countries approved by the Administrator?

_______ Yes          ________ No

16Important notice: please instruct your bank to ensure that the originating account and bank information is available in the wire. Your transaction may be delayed or rejected if this information is not provided.

E-2

Company Approved Countries
Austria	Italy
Australia	Japan
Belgium	*Kingdom of the Netherlands
Bermuda	Luxembourg
Bahamas	Malta
Canada	New Zealand
Cayman Islands	Norway
Channel Islands	Portugal
Denmark	Singapore
Finland	Spain
France	Sweden
Germany	Switzerland
Hong Kong	United Kingdom
Iceland	United States of America
Ireland
Isle of Man

* The Kingdom of the Netherlands consists of: Aruba, Curacao, the Netherlands and Saint Maarten.

If you answered NO to 2(b), please contact the Company to determine the additional documentation which will be required in order to comply with applicable anti-money laundering laws and regulations and the Company’s Know Your Customer policies and procedures.

Your Subscription Agreement will not be deemed complete until all of the required documentation listed herein and additionally requested documentation is received by the COMPANY.

E-3

EXHIBIT F

CONSENT STATEMENT PURSUANT TO REVENUE PROCEDURE 2012-17

ELECTRONIC RECEIPT OF TAX INFORMATION

Franklin BSP Capital Corporation (together with any predecessor thereto, the “Company”) would like to offer the opportunity for investors to receive in an electronic format in lieu of paper copies of tax information otherwise required to be provided to you by the Company in a paper format (collectively, “tax statements”).

This Consent Statement provides the disclosures required by IRS Revenue Procedure 2012-17 (the “Revenue Procedure”). In accordance with the Revenue Procedure, if you return an executed PDF version of this Consent Statement by email to the address listed below, this statement will constitute your consent to receive tax statements from the Company in an electronic format, from the date below.

Pursuant to the Revenue Procedure, please note the following:

If you do not return an executed version of this Consent Statement in the manner described above, the Company will continue to provide your tax statements in a paper format.

If you do return an executed version of this Consent Statement in the manner described above:

•	Your consent will apply to each tax statement that the Company is required to provide after your consent is given until you withdraw your consent in the manner described below.

•	You may request a paper copy of your tax statements by writing to the Company at the address listed below. A request for a paper tax statement will not be treated as a withdrawal of your consent.

•	You may withdraw your consent by notifying the Company in writing (electronically or in a paper format) at the address listed below. A withdrawal of consent takes effect sixty (60) calendar days after it is received at the address listed below. If you withdraw consent, the Company will provide you with written confirmation (either electronically or in a paper format) of your withdrawal and the date on which it takes effect within a reasonable period of time after receiving the withdrawal. No withdrawal of consent applies to tax statements that the Company already provided electronically to you before the effective date of your withdrawal.

•	The Company will stop providing tax statements to you electronically if you withdraw completely from the Company or under such other conditions determined by the Company in its sole discretion.

•	The Company will inform you of any change in its contact information. If your contact information changes, you must promptly notify the Company in writing (electronically or in a paper format) at the address listed below.

•	To access, print, and retain tax statements received electronically from the Company, you will require a computer or other electronic device with Internet access, an email account, Adobe Acrobat Reader version 9 or newer (“Adobe Acrobat”), and a printer that can print items from your computer or other electronic device. You will be able to access and print tax statements received electronically for as long as you retain the electronic version of the tax statements.

F-1

•	Certain tax information may be required to be printed and attached to your federal, state, or local income tax return.

•	To access and print the disclosures contained in this Consent Statement in the future, simply open this document in Adobe Acrobat and print the document from any standard printer.

You may contact the Company regarding any of the information contained in this Consent Statement as follows:

In writing:	Franklin BSP Capital Corporation
Attention: Shirley Hambelton
9 West 57th Street
New York, NY 10019
By telephone:	(212) 715-2813
By email:	s.hambelton@benefitstreetpartners.com

The undersigned has read and understands this Consent Statement and, by signing this document, is consenting to receive tax statements from the Company in an electronic format from the date hereof until this Consent Statement is effectively withdrawn.

Name of Investor

Authorized Signature

Name and Title of Authorized Signatory

Date

F-2

EXHIBIT G

FRANKLIN BSP CAPITAL CORPORATION

QUESTIONNAIRE REGARDING STATUS OF SUBSCRIBERS

UNDER RULE 506(d) OF REGULATION D

In order to confirm each Subscriber’s eligibility, for purposes of Rule 506(d) under Regulation D, to purchase shares of Series A Preferred Stock of Franklin BSP Capital Corporation, the Subscriber has initialed all those statements below that apply to it and any other person who could be deemed to beneficially own the Preferred Shares held by the Subscriber (any such person, collectively with the Subscriber, a “Covered Person”).[17] If the Subscriber cannot initial one or more of the below statements, then the Subscriber should contact the Company immediately as additional information or disclosures may be required and the Subscriber may not be eligible to purchase Preferred Shares of the Company.

In consideration for the Subscriber’s Preferred Shares in the Company, the Subscriber represents and warrants that:

________ (A) Convictions. No Covered Person has been convicted, within the last ten years, of any felony or misdemeanor:

(1) In connection with the purchase or sale of any security;

(2) Involving the making of any false filing with the Securities and Exchange Commission (the “SEC”); or

(3) Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities.

________ (B) Court Orders, Judgments or Decrees. No Covered Person is subject to any order, judgment or decree of any court of competent jurisdiction, entered within the last five years, that restrains or enjoins any Covered Person from engaging or continuing to engage in any conduct or practice:

(1) In connection with the purchase or sale of any security;

(2) Involving the making of any false filing with the SEC; or

17 The term beneficial owner of a security under the Rule 506(d) has the same meaning as it does under Rule 13d-3 of the Securities Exchange Act of 1934, as amended, which defines it to include any person who directly or indirectly has or Preferred Shares voting power (including the power to vote, or to direct the voting of, such security) and/or investment power (including the power to dispose, or to direct the disposition of, such security).

G-1

(3) Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities.

________ (C) Agency Final Orders. No Covered Person is subject to a final order of a U.S. state securities commission (or an agency or officer of a U.S. state performing like functions); a U.S. state authority that supervises or examines banks, savings associations, or credit unions; a U.S. state insurance commission (or an agency or officer of a U.S. state performing like functions); an appropriate U.S. federal banking agency; the U.S. Commodity Futures Trading Commission; or the U.S. National Credit Union Administration that:

(1) Bars any Covered Person from: (i) association with an entity regulated by such commission, authority, agency, or officer; (ii) engaging in the business of securities, insurance or banking; or (iii) engaging in savings association or credit union activities; or

(2) Constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative or deceptive conduct entered within the last ten years.

Definition of the term “final order.” For the purposes of this questionnaire, the term “final order” means a written directive or declaratory statement issued by a federal or state agency described in this clause (C) under applicable statutory authority that provides for notice and an opportunity for hearing, which constitutes a final disposition or action by that federal or state agency.

________ (D) SEC Orders. No Covered Person is subject to an order of the SEC entered pursuant to Section 15(b) or 15B(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or Section 203(e) or (f) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”) that:

(1) Suspends or revokes any Covered Person’s registration as a broker, dealer, municipal securities dealer or investment adviser;

(2) Places limitations on the activities, functions or operations of any Covered Person; or

(3) Bars any Covered Person from being associated with any entity or from participating in the offering of any penny stock.

________ (E) SEC Cease and Desist Orders. No Covered Person is subject to any order of the SEC entered within the last five years that orders any Covered Person to cease and desist from committing or causing a violation or future violation of:

(1) Any scienter-based anti-fraud provision of the federal securities laws, including without limitation Section 17(a)(1) of the Securities Act of 1933, as amended (the “Securities Act”), Section 10(b) of the Exchange Act and 17 CFR 240.10b-5, Section 15(c)(1) of the Exchange Act and Section 206(1) of the Advisers Act, or any other rule or regulation thereunder; or

G-2

(2) Section 5 of the Securities Act.

________ (F) Securities Association or Securities Exchange Suspension or Expulsion. No Covered Person is suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade.

________ (G) Refusal Order, Stop Order or Suspension of Regulation A Exemption. No Covered Person has filed (as a registrant or issuer), and no Covered Person was or was named as an underwriter in, any registration statement or Regulation A offering statement filed with the SEC that, within the last five years, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, and no Covered Person is the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued.

________ (H) U.S. Postal Service False Representation Order. No Covered Person is subject to a United States Postal Service false representation order entered within the last five years, and no Covered Person is subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.

________ (I) To the best of the Subscriber’s knowledge, no Covered Person is currently the subject of any threatened or pending investigation, proceeding, action or other event that, if adversely determined, would give rise to any of the events described in clauses (A)-(H) above.

G-3

The representations and warranties in clauses (A)-(I) above shall be true and correct at all times while the Subscriber holds Preferred Shares in the Company, and, notwithstanding any other provisions of the Agreement, if such representations and warranties are no longer true and correct then the Subscriber shall notify the Company in writing promptly.

By:
Name of Subscriber (if an entity)		Signature

Name of Signatory	Title of Signatory

Date

G-4

EXHIBIT H

FRANKLIN BSP CAPITAL CORPORATION

ADDITIONAL REPRESENTATION WITH RESPECT TO INVESTMENT FOR AN IRA

If the Subscriber is an individual retirement account (an “IRA”) and the custodian or trustee of the IRA has executed the Subscription Agreement on the signature page, then the individual who established the IRA: (i) has directed the custodian or trustee of the Subscriber to execute the Subscription Agreement on the signature page; and (ii) has signed below to indicate that he or she has reviewed, directed and certifies to the accuracy of the representation and warranties made by the Subscriber herein.

Type in Name

Signature

Name and Address of Custodian

and Contact Individual:

Account or other Reference Number:

Trustee/Custodian’s Tax I.D. Number:

*** The IRA custodian or trustee in every case must sign acknowledgment on next page***

H-1

IRA CUSTODIAN/TRUSTEE ACKNOWLEDGEMENT:

The undersigned, being the custodian or trustee of the above-named individual retirement account, hereby accepts and agrees to this subscription.

Name of Custodian or Trustee

By:

Signature of Authorized Signatory

Name of Authorized Signatory

H-2

APPENDIX I

Privacy Statement

WHAT DOES Benefit Street partners l.L.C.

DO WITH YOUR PERSONAL INFORMATION?

Financial companies choose how they share your personal information. Federal law gives our clients the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

We do not disclose nonpublic personal information about our clients or former clients to third parties other than as described below.

Personal information we collect. We collect personal information about you in connection with our providing advisory services to you. This information includes your social security number and may include other information such as your:

•	Assets;

•	Investment experience;

•	Transaction history;

•	Income; and

•	Wire transfer instructions.

How we collect this information. We collect this information from you through various means. For example when you give us your contact information, enter into an investment advisory contract with us, buy securities (i.e., interests in a fund) from us, tell us where to send money, or make a wire transfer. We also may collect your personal information from other sources, such as our affiliates18 or other non-affiliated companies.

How we use this information. All financial companies need to share customers’ personal information to run their everyday business and we use the personal information we collect from you for our everyday business purposes or as permitted by law. These purposes may include for example:

•	To provide advisory services to you;

•	To open an account for you;

•	To process a transaction for your account;

18 Our affiliates are companies related to us by common ownership or control and can include both financial and nonfinancial companies. Non-affiliates are companies not related to us by common ownership or control and can include both financial and nonfinancial companies.

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•	To market products and services to you; and

•	To respond to court orders and legal investigations.

Disclosure to others. We may provide your personal information to our affiliates and to firms that assist us in servicing your account and have a need for such information, such as a broker or fund administrator. We may also disclose such information to service providers and financial institutions with whom we have joint marketing arrangements (i.e., a formal agreement between nonaffiliated financial companies that together market financial products or services to you, such as placement agents). We require third-party service providers and financial institutions with which we have joint marketing arrangements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them. These sharing practices are consistent with Federal privacy and related laws, and in general, you may not limit our use of your personal information for these purposes under such laws. We note that the Federal privacy laws only give you the right to limit the certain types of information sharing that we do not engage in (e.g., sharing with our affiliates certain information relating to your transaction history or creditworthiness for their use in marketing to you, or sharing any personal information with nonaffiliates for them to market to you).

How we protect your personal information. To protect your personal information from unauthorized access and use, we use security measures that comply with Federal law. These measures include computer safeguards and secured files and buildings.

Who is providing this Privacy Statement. This Privacy Statement relates to the following entities:

•	Franklin BSP Capital Corporation

•	Franklin BSP Capital Adviser L.L.C.

•	Benefit Street Partners L.L.C.

Who to contact with questions. If you have any questions about this Privacy Statement, call David Manlowe at (212) 588-6786.

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